PROSPECTUS

[TS&W Logo]                                                      [Claymore Logo]

                               15,000,000 SHARES
                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                                 COMMON SHARES
                                $15.00 PER SHARE
                             ----------------------

   INVESTMENT OBJECTIVE. TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. An investment in the Fund is not appropriate for all investors, and we cannot assure you that the Fund's objective will be achieved.

    PORTFOLIO CONTENTS. The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a portfolio of assets consisting primarily of (i) municipal securities (as defined herein), the interest on which is exempt from regular federal income tax, and which is not a preference item for purposes of the alternative minimum tax and
(ii) common stocks and preferred securities ("equity securities") that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular federal income tax. Under normal market conditions, the Fund will invest at least 50%, and may invest up to 60%, of its total assets in municipal securities. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities. Under normal market conditions, the Fund will invest at least 25% of its total assets in equity securities.

    The Fund may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Rating Group, a division of The McGraw-Hill Company, Inc. ("S&P") or, if unrated, determined by the Fund's investment adviser to be of comparable credit quality). Securities of below-investment
                                                   (CONTINUED ON FOLLOWING PAGE)

   INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 48 OF THIS PROSPECTUS.
                             ----------------------

                                                         PER SHARE     TOTAL
                                                         ---------     -----
Public offering price..................................    $15.00   $225,000,000
Sales load(1)..........................................     $.675    $10,125,000
Estimated offering expenses(2).........................      $.03       $450,000
Proceeds, after expenses, to the Fund(3)...............   $14.295   $214,425,000

                                                       (NOTES ON FOLLOWING PAGE)

    The underwriters may also purchase up to 2,250,000 additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments.

    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

    The common shares will be ready for delivery on or about April 30, 2004.

                             ----------------------

                              MERRILL LYNCH & CO.

ADVEST, INC.                         BB&T CAPITAL MARKETS                          ROBERT W. BAIRD & CO.
CLAYMORE SECURITIES, INC.            FERRIS, BAKER WATTS              J.J.B. HILLIARD, W.L. LYONS, INC.
                                   INCORPORATED
JANNEY MONTGOMERY SCOTT LLC        KEYBANC CAPITAL MARKETS                        LEGG MASON WOOD WALKER
                                                                                            INCORPORATED
MORGAN KEEGAN & COMPANY, INC.        QUICK & REILLY, INC.                            RBC CAPITAL MARKETS
RYAN BECK & CO.                   STIFEL, NICOLAUS & COMPANY                  SUNTRUST ROBINSON HUMPHREY
                                      INCORPORATED
                                       WEDBUSH MORGAN SECURITIES

                             ----------------------

                 The date of this prospectus is April 27, 2004.

(CONTINUED FROM PREVIOUS PAGE)

grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds" or "high yield securities." The Fund's investment adviser may utilize a variety of hedging strategies to seek to protect the value of the Fund's municipal securities against the volatility of interest rate changes and other market movements. Such hedging strategies may, however, result in income or gain to the Fund that is not tax-advantaged income.

    INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER. The Fund's investment adviser is Claymore Advisors, LLC (the "Investment Adviser"). The Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters, and is directly responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities. Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") serves as investment sub-adviser to the Fund and is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income-producing securities.

    FINANCIAL LEVERAGE. The Fund may use financial leverage through the issuance of preferred shares ("Preferred Shares"). The Fund currently anticipates issuing Preferred Shares with an aggregate liquidation preference representing approximately 36% of the Fund's total assets after such issuance. The Fund may also borrow or issue debt securities ("Borrowings," and collectively with the Preferred Shares, "Financial Leverage") for leveraging purposes up to such limitation and in excess of such limit for temporary purposes, such as settlement of transactions. The Fund expects that the Preferred Shares will be rated in the highest rating category by one or more national rating agencies and will have short-term dividend rates, which are expected, under current market conditions, to be lower, on average, than the yields on the additional securities that the Fund would purchase with the proceeds of the Preferred Shares. So long as the net rate of return on the Fund's investments purchased with the proceeds of the Preferred Shares exceeds the dividend rate payable on the Preferred Shares, such excess earnings will be available to pay higher dividends to holders of the Fund's common shares. There can be no assurance that a leveraging strategy will be implemented or that it will be successful during any period during which it is employed. See "Use of Financial Leverage."

    NO PRIOR HISTORY. Because the Fund is recently organized, its common shares have no history of public trading. The common stock of closed-end investment companies frequently trade at a discount from net asset value. The risk of loss due to the Fund's common shares trading at such a discount may be greater for investors expecting to sell their shares relatively soon after completion of the public offering. The common shares of the Fund have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "TYW."

    You should read this prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated April 27, 2004, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page 81 of this prospectus, by calling (800) 345-7999 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

    The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

(NOTES FROM PREVIOUS PAGE)
---------------------
   (1) The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of their expenses incurred in connection with the offering. See "Underwriting."

    (2) Total expenses of the common share offering paid by the Fund (which do not include the sales load) are estimated to be $450,000, which represents $.03 per common share issued. The Fund's Investment Adviser and the Fund's Investment Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including partial reimbursement of the expenses of the underwriters) that exceed $.03 per common share, such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties.

    (3) To the extent that aggregate offering expenses are less than $.03 per common share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser of the Fund. See "Underwriting."

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
Prospectus Summary....................................................    5
Summary of Fund Expenses..............................................   24
The Fund..............................................................   26
Use of Proceeds.......................................................   26
The Fund's Investments................................................   26
Use of Financial Leverage.............................................   45
Risks.................................................................   48
Management of the Fund................................................   60
Net Asset Value.......................................................   62
Distributions.........................................................   62
Automatic Dividend Reinvestment Plan..................................   64
Description of the Shares.............................................   65
Anti-Takeover and Other Provisions in the Fund's Governing
  Documents...........................................................   68
Closed-End Fund Structure.............................................   69
Repurchase of Common Shares; Conversion to Open-End Fund..............   69
Taxation..............................................................   70
Underwriting..........................................................   75
Administrator, Custodian and Transfer Agent...........................   79
Legal Opinions........................................................   79
Additional Information................................................   79
Privacy Principles of the Fund........................................   80
Table of Contents of the Statement of Additional Information..........   81

                               ------------------

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS MAY HAVE CHANGED SINCE THAT DATE.

                 (This page has been left blank intentionally.)

                               PROSPECTUS SUMMARY

    THIS IS ONLY A SUMMARY OF INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING IN THE FUND'S COMMON SHARES. YOU SHOULD CAREFULLY READ THE MORE DETAILED INFORMATION CONTAINED IN THIS PROSPECTUS, ESPECIALLY THE INFORMATION SET FORTH UNDER THE HEADINGS "THE FUND'S INVESTMENTS" AND "RISKS," AND THE STATEMENT OF ADDITIONAL INFORMATION, DATED APRIL 27, 2004 (THE "SAI").

THE FUND................  TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a
                          newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. Claymore Advisors, LLC (the "Investment Adviser") will act as the Fund's investment adviser and will also be responsible for the day- to day portfolio management of the portion of the Fund's assets allocated for investment in municipal securities (the
                          "Municipal Securities Portfolio"). Thompson, Siegel &
                          Walmsley, Inc. ("TS&W" or the "Investment Sub-Adviser") will act as investment sub-adviser and will be responsible for the
                          day-to-day portfolio management of the portion of the Fund's assets allocated for investment in equity securities and other income securities (the "Equity and Income Securities Portfolio").
THE OFFERING............  The Fund is offering common shares of beneficial interest, par value $.01 per share, at $15.00 per share through a group of underwriters (the "Underwriters") led by Merrill Lynch, Pierce,
                          Fenner & Smith Incorporated. The common shares of beneficial interest are called "Common Shares" in the rest of this prospectus.
                          You must purchase at least 100 Common Shares ($1,500) in order to participate in the offering. The Fund has given the Underwriters an option to purchase up to 2,250,000 additional Common Shares to cover orders in excess of 15,000,000 Common Shares. See
                          "Underwriting." Claymore Advisors, LLC and TS&W have agreed to
                          (i) pay all of the organizational costs of the Fund and (ii) pay all of the offering costs of the Fund (other than sales load) that exceed $.03 per Common Share, such amounts to be allocated between
                          Claymore Advisors, LLC and TS&W as agreed to by such parties. To the extent that aggregate offering expenses are less than $.03 per
                          Common Share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore
                          Securities, Inc. is an affiliate of the Investment Adviser of the
                          Fund. See "Underwriting."
INVESTMENT OBJECTIVE....  The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. There can be no assurance that the Fund's investment objective will be achieved. See "The Fund's Investments."
MANAGEMENT OF THE
FUND....................  INVESTMENT ADVISER. Claymore Advisors, LLC serves as the investment adviser of the Fund. Subject to the general supervision of the
                          Fund's board of trustees (the "Board" or the "Board of Trustees"), the Investment Adviser is responsible for managing,

                          either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Investment Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the
                          Municipal Securities Portfolio.
                          The Investment Adviser will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets
                          (including the assets attributable to the proceeds from any
                          Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The
                          liquidation preference of the Preferred Shares, if any, is not a liability.
                          INVESTMENT SUB-ADVISER. The Investment Adviser has retained
                          Thompson, Siegel & Walmsley, Inc. to act as the investment sub-
                          adviser responsible for day-to-day portfolio management of the
                          Fund's assets allocated to the Equity and Income Securities
                          Portfolio. TS&W, organized as an investment adviser in 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k)
                          and thrift plans, trusts, estates and other institutions and individuals. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of March 31, 2004, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by
                          Old Mutual (US) Holdings Inc.
                          Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old
                          Mutual plc, a London-based, multi-national financial services firm.
                          As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old
                          Mutual plc is among the top 50 global financial services firms, based on assets under management.
PRINCIPAL INVESTMENT
STRATEGIES..............  The Fund seeks to achieve its objective by investing in a pool of assets that generate income that is either exempt from regular federal income tax or qualifies for federal income taxation at long-term capital gains rates ("tax-advantaged income"), while also offering the potential for capital appreciation through exposure to the equity markets. Under normal market conditions, the Fund will invest primarily in a portfolio of securities as follows:
                          -  MUNICIPAL SECURITIES PORTFOLIO. The Fund will invest at least
                             50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the
                             District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal
                             securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

                          -  EQUITY AND INCOME SECURITIES PORTFOLIO. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual
                             shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, real estate investment trust ("REIT") securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity
                             securities. The Investment Sub-Adviser will manage the Fund's assets allocated to the Equity and Income Securities Portfolio.
                             A substantial portion of the Equity and Income Securities
                             Portfolio will be invested in securities that the Investment
                             Sub-Adviser believes are eligible to pay tax-qualified
                             dividends.
                          -  ALLOCATION BETWEEN THE MUNICIPAL SECURITIES PORTFOLIO AND THE
                             EQUITY AND INCOME SECURITIES PORTFOLIO. The percentage of the
                             Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the
                             Investment Adviser's outlook for the equity and municipal
                             securities markets and the Investment Sub-Adviser's outlook for the equity securities market.
                          Under normal market conditions, the Fund will invest at least 80%
                          of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income.
                          Investing in income securities that do not qualify to pay
                          tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.
                          The Fund's total return will consist of a combination of
                          (i) interest income exempt from regular federal income tax
                          ("tax-exempt income"), (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.

RATIONALE FOR INVESTING
IN THE FUND.............  The Investment Adviser believes that the investment of the Fund's assets primarily in municipal securities, equity securities which pay tax-qualified dividends and other income-producing securities offers investors the potential to earn a high level of total after-tax return, comprised in part of tax-advantaged income, while offering potential for capital appreciation through participation in the equity markets.
MUNICIPAL SECURITIES....  The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities
                          Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.
                          MUNICIPAL SECURITIES SELECTION. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The
                          Investment Adviser considers both broad economic and
                          issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the
                          appropriate maturity, rating and sector weightings of the Fund's portfolio of municipal securities, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to
                          U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.
                          The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The
                          Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Municipal
                          Securities Portfolio's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector

                          weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria.
                          CREDIT MANAGEMENT. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income
                          securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by
                          Moody's or BB or lower by S&P or, if unrated, determined by the
                          Investment Adviser or the Investment Sub-Adviser, as applicable, to be of comparable credit quality). Securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Debt securities in the lowest investment grade category may also be considered to have
                          speculative characteristics by certain ratings agencies. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase, as well as unrated securities.
                          The Investment Adviser will determine the allocation of the Fund's assets among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and
                          below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to
                          non-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the Fund's portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, non-investment grade securities. The
                          Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies.
                          The Fund may invest to a significant extent in residual interest municipal securities known as inverse floaters. Compared to similar fixed rate municipal securities, the value of these securities will fluctuate to a greater extent in response to changes in prevailing long-term interest rates. Moreover, the income earned on residual interest municipal securities will fluctuate in response to changes in prevailing short-term interest rates. Thus, when such securities are held by the Fund, an increase in short- or long-term market interest rates will adversely affect the income received from such securities or the net asset value of the Fund's Common Shares. To the extent the Fund has Preferred Shares outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund's income available for distribution. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not intend initially to invest more than 10% of its total assets in such securities.
                          DURATION OF MUNICIPAL SECURITIES PORTFOLIO. The Investment Adviser
                          will select municipal securities for the Fund's Municipal
                          Securities Portfolio with a view to monitoring the duration of the
                          Fund's portfolio of municipal securities, based primarily on the
                          Investment Adviser's outlook for interest rates. The Investment
                          Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the Fund's portfolio, the more sensitive it generally is to changes in interest rates. Unlike final maturity, duration takes account of all payments made over the expected life of the security. Typically, with a 1% change in market interest rates, an investment's value may be expected to move in the opposite direction approximately 1% for each year of its duration.
                          The Investment Adviser anticipates that the average duration of the
                          Municipal Securities Portfolio will range from four years to twelve years; however, the Investment Adviser is not restricted to such range if the Investment Adviser believes that a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Assuming an average duration of four to twelve years, a 1% increase in market interest rates would result in a 4% to 12% decrease in the value of the assets of the
                          Municipal Securities Portfolio. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions.
                          There is no assurance that the Investment Adviser will do so or that such strategies will be successful.
                          INTEREST RATE AND HEDGING TRANSACTIONS. The Investment Adviser may,
                          but is not required to, utilize a variety of hedging strategies to seek to protect the value of the Fund's assets in the Municipal
                          Securities Portfolio against the volatility of interest rate changes and other

                          market movements. The Fund may seek to hedge its Municipal
                          Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in interest rate caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the
                          Investment Adviser's ability to forecast movements in securities prices and interest rates and there can be no assurance that the
                          Investment Adviser's judgment in this respect will be accurate.
                          Although the Fund's hedging transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its
                          Municipal Securities Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the Fund's hedging transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). Rating agency guidelines in connection with the Fund's utilization of financial leverage through the issuance of Preferred Shares may limit the ability of the Fund to engage in certain hedging transactions.
                          There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.
EQUITY AND INCOME
SECURITIES..............  Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity
                          securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. A substantial portion of the Equity and Income Securities
                          Portfolio will be invested in securities that the Investment
                          Sub-Adviser believes qualify to pay tax-qualified dividends.
                          Subject to the Fund's investment objective and policies, the
                          Investment Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income
                          Securities Portfolio among common and preferred stocks and other income securities. The Fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the Fund will ordinarily focus its equity investments in securities of U.S. issuers, subject to the
                          limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the
                          Fund may invest in American Depositary Receipts ("ADRs") and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its
                          investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).
                          SELECTION OF EQUITY SECURITIES. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess
                          above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or
                          price-to-book value that is below the long-term average for that company.
                          The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies. In conducting its assessment, the
                          Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in securities of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying securities for the Equity and
                          Income Securities Portfolio.
                          In managing the Equity and Income Securities Portfolio, the
                          Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio
                          adjustments.
                          The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met;
                          more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.
                          TAX-QUALIFIED DIVIDENDS. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders.
                          For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day

                          period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns. The
                          "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise)
                          with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days
                          (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the
                          Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 and satisfy certain other requirements for the shareholder to receive tax-qualified dividends from the Fund. See "Taxation."
                          Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Internal
                          Revenue Code of 1986, as amended (the "Code"), applicable to tax-
                          qualified dividends are currently effective through December 31,
                          2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for
                          individuals than ordinary income.
                          OTHER INCOME SECURITIES. In addition to investing in equity securities that pay tax-qualified dividends, the Investment
                          Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality securities, subject to the limitation that the Fund will not invest more than 20% of its total assets in fixed income securities rated below investment grade at the time of acquisition (that is,

                          rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Sub-Adviser to be of comparable credit quality). Although the Investment Sub-Adviser intends to invest the total assets in the Equity and Income Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income. Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the Sub-Adviser of the balance sheet condition of the underlying companies and their ability to continue to support the current level of dividend or interest payments.
OTHER TAX MANAGEMENT
STRATEGIES..............  The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment
                          Adviser and the Investment Sub-Adviser each attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the
                          Investment Adviser or the Investment Sub-Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the
                          Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indices and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of securities and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used.
                          Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.
USE OF FINANCIAL
LEVERAGE................  The Fund may seek to enhance the level of the Fund's current income through the use of financial leverage. The Fund may

                          leverage through the issuance of preferred shares ("Preferred
                          Shares"). The Fund may also borrow or issue debt securities
                          ("Borrowings," and collectively with the Preferred Shares,
                          "Financial Leverage") for financial leveraging purposes and for temporary purposes such as settlement of transactions. Under current market conditions, the Fund intends to utilize Financial
                          Leverage within approximately three months of the completion of this offering of its Common Shares through the issuance of
                          Preferred Shares in an amount not expected to exceed 36% of the
                          Fund's total assets (including the proceeds of Preferred Shares offering). The Fund expects that the Preferred Shares will, if rated, be rated in the highest rating category by one or more national rating agencies and will have short-term interest or dividend rates, which are expected, under current market
                          conditions, to be lower, on average, than the yields on the additional portfolio securities that the Fund would purchase with the proceeds of the Preferred Shares offering. So long as the net rate of return on the Fund's investments purchased with the proceeds of the Preferred Shares exceeds the dividend rate payable on the Preferred Shares, such excess earnings will be available to pay higher dividends to holders of the Fund's Common Shares There is no assurance that the Fund will utilize Financial Leverage or, if Financial Leverage is utilized, that it will be successful in enhancing the level of the Fund's current income. See "Use of
                          Financial Leverage" and "Risks--Financial Leverage Risk."
DIVIDEND DISTRIBUTIONS
ON THE COMMON SHARES....  In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common
                          Shares, the Fund has adopted a policy (which is subject to the Fund obtaining the exemptive relief described below and which may be modified at any time by the Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis) and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year. The Fund's dividend policy requires exemptive relief from the Securities and Exchange Commission prior to its
                          implementation. There are no assurances that the Fund would be able to obtain the necessary exemptive relief.
                          Until such time, if any, as the exemptive relief is obtained by the
                          Fund, the Fund will pay regular quarterly dividends at a level rate based upon the projected performance of the Fund. Quarterly dividends will be paid in March, June, September and December of each year, commencing in June, 2004. See "Distributions."
                          If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's automatic dividend reinvestment plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically

                          reinvested in additional Common Shares of the Fund pursuant to the
                          Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to
                          participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information. See "Automatic
                          Dividend Reinvestment Plan."
LISTING AND SYMBOL......  The Common Shares have been approved for lsiting on the New York
                          Stock Exchange (the "NYSE"), subject to notice of issuance, under the trading or "ticker" symbol "TYW."
ADMINISTRATOR, CUSTODIAN
AND TRANSFER AGENT......  The Bank of New York will serve as custodian of the Fund's assets and as the Fund's administrator and transfer agent. See
                          "Administrator, Custodian and Transfer Agent."
SPECIAL RISK
CONSIDERATIONS..........  NO HISTORY OF OPERATIONS. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations.
                          INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
                          COMMON SHARE MARKET RISK. Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and other distributions.
                          The value of the Fund's portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund intends to utilize
                          Financial Leverage, which magnifies this market risk. See "Use of
                          Financial Leverage" and "Risks--Common Share Market Risk."
                          TAX RISK. The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the Fund's after-tax total returns as well as the demand for and supply, liquidity and marketability of municipal securities and the
                          Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the

                          portion of the Fund's dividends that will be tax-exempt or tax-
                          qualified. Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.
                          MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.
                          Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.
                          The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and to repay principal on the municipal securities.
                          The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal
                          Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected. The amount of public
                          information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would a fund that invests entirely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.
                          INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's

                          investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.
                          Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:
                          -  If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.
                          -  During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the
                             Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                          -  During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration
                             (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.
                          The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.
                          CREDIT RISK. Credit risk is the risk that an issuer of a municipal security or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality.
                          LOWER GRADE SECURITIES. The Fund may invest up to 20% of its total assets in fixed income securities, including municipal securities, that are rated below investment grade (commonly referred to as
                          "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or below by S&P, or unrated securities determined by the Investment Adviser or the Investment Sub-Adviser,
                          as applicable, to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments.
                          Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for fixed income securities of below-
                          investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.
                          For these reasons, an investment in the Fund is subject to the following specific risks:
                          -  increased price sensitivity to changing interest rates and to a deteriorating economic environment;
                          -  greater risk of loss due to default or declining credit quality;
                          -  adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and
                          -  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.
                          Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has
                          proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.
                          GEOGRAPHICAL AND SECTOR RISK. The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a
                          single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to
                          approximately 10% of the Fund's total assets. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue bonds will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser or the
                          Investment Sub-Adviser, as applicable, will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory

                          occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Focus of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so focused, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of focus. The
                          Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the
                          Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The
                          Fund will not send a notice to shareholders if 25% or more of the
                          Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.
                          INTEREST RATE AND HEDGING TRANSACTIONS RISK. The Fund may, but is
                          not required to, engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. These transactions include the use of derivatives such as exchange-traded financial futures and option contracts, options on futures contracts, or over-the-counter dealer transactions in interest rate caps, swap agreements or swaptions, the risk of which is summarized below. Such transactions subject the Fund to the risk that, if the
                          Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these strategic transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's Common
                          Shares as discussed above under "Risks--Financial Leverage Risk."
                          The Fund is not required to use derivatives or other strategic transactions and may not do so. Distributions by the Fund of any
                          income or gains realized on the Fund's strategic transactions generally will not be exempt from regular federal income tax. There can be no assurance that the Fund's strategic transactions will be effective if used. See "Risks--Interest Rate and Hedging
                          Transactions Risk" and "--Derivatives Risk."
                          VALUE INVESTING RISK. The Fund focuses its investments in the
                          Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.
                          COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.
                          FINANCIAL LEVERAGE RISK. The Fund's anticipated use of Financial
                          Leverage will likely result in greater volatility of the net asset value and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the Financial Leverage, are borne entirely by the holders of Common Shares (the "Common
                          Shareholders"), as the aggregate principal amount or the aggregate liquidation preference of the Financial Leverage will constitute a senior claim on the assets of the Fund. Common Share income may fall if the financing costs of the Financial Leverage increases and may fluctuate as those financing costs vary. In addition,
                          investment by the Fund in residual interest municipal securities may amplify the effects of Financial Leverage and, during periods of rising short-term interest rates, may adversely affect the
                          Fund's income and distributions to Common Shareholders.

                          Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including the proceeds of any
                          Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the Common Shareholders. See "Risks--Financial Leverage Risk."
                          ILLIQUID INVESTMENTS RISK. The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the
                          Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process.
                          Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.
                          FOREIGN SECURITIES RISK. The Investment Sub-Adviser may invest in
                          U.S. dollar-denominated ADRs of foreign issuers. The prices of these foreign securities may be affected by factors not present with securities of U.S. issuers, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S.
                          securities. To help control this risk, the Fund will invest in foreign issuers located only in industrialized countries. See
                          "Risks--Foreign Securities Risk."
                          SMALL- AND MEDIUM-SIZED COMPANY RISK. The Fund may invest in companies of any size, including small- and medium-sized companies.
                          The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than are larger-sized, more established companies.
                          FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the
                          Fund intends to make regular quarterly distributions on its Common
                          Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when
                          independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its Common Shareholders. Such return of capital distributions generally are tax-free up to the amount of a Common
                          Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.
                          MARKET DISCOUNT RISK. The Fund has been structured as a closed-end investment company because, unlike open-end funds, (i) the securities of closed-end funds are not redeemable, which enables substantially all of the Fund's assets to be invested in pursuit of the Fund's investment objective and (ii) closed-end funds have greater flexibility in the utilization of Financial Leverage.
                          However, unlike open-end funds, shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares relatively soon after completion of this offering. The
                          Fund cannot predict whether Common Shares will trade at, above or below net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See "Risks--Market Price Discount from Net
                          Asset Value."
                          PORTFOLIO TURNOVER. The Fund may engage in portfolio trading when considered appropriate. Although under normal market conditions the
                          Fund does not expect that its annual portfolio turnover rate will exceed 75%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses which are borne by the Fund. See "The Fund's
                          Investments--Portfolio Contents--Portfolio Turnover."
                          CURRENT DEVELOPMENTS. As a result of the terrorist attacks on the
                          World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period.
                          These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the
                          Common Shares.
ANTI-TAKEOVER PROVISIONS
IN THE FUND'S GOVERNING
DOCUMENTS...............  The Fund's Declaration of Trust and Bylaws (the "Governing
                          Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions
                          in the Fund's Governing Documents" and "Risks--Anti-Takeover
                          Provisions."

                            SUMMARY OF FUND EXPENSES

    The table below and the expenses shown assume that the Fund issues Preferred Shares in an amount equal to 36% of the Fund's total assets (after their issuance) and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares but assumes that no Preferred Shares are issued by the Fund (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

SHAREHOLDER TRANSACTION EXPENSES
  Sales load (as a percentage of offering price)............    4.50%
  Preferred offering expenses (estimated as a percentage of
    offering price).........................................     .70%
  Expenses borne by the Fund(1)(2)..........................     .20%
  Dividend Reinvestment Plan Fees(3)........................     None

                                                        PERCENTAGE OF NET ASSETS
                                                            ATTRIBUTABLE TO
                                                    COMMON SHARES (ASSUMES PREFERRED
                                                        SHARES ARE ISSUED)(2)(4)
                                                        ------------------------
ANNUAL EXPENSES
  Management fees.................................                             1.09%
  Interest payments on borrowed funds.............                              None
  Other expenses..................................                              .48%
  Total annual expenses...........................                             1.57%

---------

(1)  The Investment Adviser and the Investment Sub-Adviser have agreed to pay
     (i) all organizational expenses and (ii) offering costs of the Fund (other than the sales load but including a $.005 per Common Share partial reimbursement of the expenses of the underwriters) that exceed $.03 per Common Share (.20% of the offering price), such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties. To the extent that aggregate offering expenses are less than $.03 per Common Share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser of the Fund. See "Underwriting."

(2) If the Fund issues Preferred Shares, costs of the offering of Preferred Shares, estimated to be approximately 1.25% of the total amount of the Preferred Shares offered, will be borne immediately by Common Sharehold-ers and result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 36% of the Fund's total capital (including the proceeds of the Preferred Share offering) these offering costs are estimated to be approximately $.11 per Common Share (.70% of the offering price of the Common Shares).

(3) You will pay brokerage charges if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(4) The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not issue Preferred Shares or utilize any other form of Financial Leverage. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                        PERCENTAGE OF NET ASSETS
                                                             ATTRIBUTABLE TO
                                                        COMMON SHARES (ASSUMES NO
                                                           FINANCIAL LEVERAGE)
                                                           -------------------
    ANNUAL EXPENSES
      Management fees.................................                       .70%
      Interest payments on borrowed funds.............                       None
      Other expenses..................................                       .25%
                                                                             ----
      Total annual expenses...........................                       .95%

    The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The "Other expenses" shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations (calculated on an annualized basis) unless otherwise indicated. See "Management of the Fund."

EXAMPLE

    As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45, estimated expenses of this offering of $2 and the Fund's estimated Preferred Share offering costs of $7 assuming Preferred Shares are issued representing 36% of the Fund's capital after issuance) that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of 1.49% of net assets attributable to Common Shares and (2) a 5% annual return*:

                                     CUMULATIVE EXPENSES PAID
                                        FOR THE PERIOD OF:
                                ----------------------------------
                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                ------  -------  -------  --------
An investor would pay the
  following expenses on a
  $1,000 investment, assuming
  a 5% annual return
  throughout the periods......   $69     $101     $135      $231

---------

  * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

                                    THE FUND

    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on February 12, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. Its principal office is located at 210 North Hale Street, Wheaton, Illinois 60187, and its telephone number is (630) 784-6300. Except as otherwise noted, all percentage limitations set forth in this prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

                                USE OF PROCEEDS

    The net proceeds of the offering of Common Shares will be approximately $214,425,000 ($246,588,750 if the underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Fund will pay all of its offering costs up to $.03 per Common Share, and the Investment Adviser and the Investment Sub-Adviser have agreed to pay (i) all of the Fund's organizational costs and (ii) offering costs of the Fund (other than sales load but including certain partial reimbursements of the expenses of the underwriters) that exceed $.03 per Common Share, such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties. The Fund will invest the net proceeds of the offering in accordance with its investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market instruments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

    The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund's investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

    Under normal market conditions, the Fund will invest primarily in portfolio of securities as follows:

     - MUNICIPAL SECURITIES PORTFOLIO. The Fund will invest at least 50%, and may invest up to 60%, of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and, which is not a preference item for purposes of the alternative minimum tax applicable to individuals and certain other non-corporate taxpayers ("municipal securities"). The Investment Adviser will manage the Fund's assets allocated to the Municipal Securities Portfolio.

     - EQUITY AND INCOME SECURITIES PORTFOLIO. The Fund will invest at least 40%, and may invest up to 50%, of its total assets in common stocks and preferred securities ("equity securities"), that are eligible to pay dividends which, for individual shareholders, qualify for federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends") and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. In connection with the foregoing policy, under normal market conditions the Fund will invest at least 25% of its total assets in equity securities. The Investment Sub-Adviser will provide day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes are eligible to pay tax-qualified dividends.

     - ALLOCATION BETWEEN THE MUNICIPAL SECURITIES PORTFOLIO AND THE EQUITY AND INCOME SECURITIES PORTFOLIO. The percentage of the Fund's assets allocated to the Municipal Securities Portfolio and the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market. The Fund anticipates that, initially, approximately 55% of its total assets will be invested in municipal securities and approximately 45% of its total assets will be invested in equity and other income-producing securities.

    Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investing in income securities that do not qualify to pay tax-qualified dividends or in debt securities other than municipal securities are not principal investment strategies of the Fund.

    The Fund's total return will consist of a combination of (i) tax-exempt income, (ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax qualified dividends or long-term capital gains, both of which are currently taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from federal income tax.

MUNICIPAL SECURITIES

    The Fund's Municipal Securities Portfolio may invest in municipal securities with a broad range of maturities and credit ratings, including both investment grade and below-investment grade municipal securities. In managing the Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Fund's portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state level and in-depth credit research conducted by the Investment Adviser's investment staff.

    MUNICIPAL SECURITIES SELECTION. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The Fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry. The Investment Adviser considers both broad economic and issuer-specific factors in selecting a portfolio designed to achieve the Fund's investment objective. In assessing the appropriate maturity, rating and sector weightings of the Municipal Securities Portfolio, the Investment Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Investment Adviser determines the preferable characteristics of its assets allocated to municipal securities, the Investment Adviser selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

    The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the overall sector and regional weightings of the Municipal Securities Portfolio on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Investment Adviser's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

    CREDIT MANAGEMENT. The Fund may invest in municipal securities with a broad range of credit ratings, including both investment grade and below-investment grade municipal securities. The Fund will not invest more than 20% of its total assets in fixed income securities, including municipal securities, rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Adviser or the Investment Sub-Adviser, as applicable to be of comparable credit quality). Municipal securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal and are commonly referred to as "junk bonds" or "high yield securities." They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated municipal securities. Municipal securities rated Ba or BB may face significant ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the issuer being unable to meet its financial commitments. The protection of interest and principal payments may be moderate and not well-safeguarded during both good and bad times. Municipal securities rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be low, and such municipal securities are more vulnerable to nonpayment than obligations rated BB. Adverse business, financial or economic conditions will likely impair the issuer's capacity or willingness to meet its financial commitment on municipal securities. Municipal securities rated Caa, Ca or C by Moody's or CCC, CC or C by S&P are generally speculative to a high degree. These municipal securities may be in default or they may present elements of danger with respect to principal or interest. Generally, the issuers are dependent upon favorable business, financial and economic conditions to meet their financial commitments on such municipal securities. The Fund may invest in high yield municipal securities of any rating, including securities that are in default at the time of purchase.

    The Investment Adviser will determine the allocation of the Municipal Securities Portfolio among securities with different credit ratings depending upon the Investment Adviser's evaluation of factors such as the spread between the yields on municipal securities of different ratings, changes in default rates, general economic conditions and the outlook for fiscal issues facing municipal issuers. Generally, as the spread between the yield on investment grade and below-investment grade securities widens, the Investment Adviser will allocate a greater portion of the Fund's assets to below-investment grade municipal securities. If the spread based on relative credit quality narrows, the Investment Adviser may determine that high yield municipal securities no longer offer a sufficient risk premium and increase the average credit quality of the portfolio. As the economy strengthens and the default risk lessens, the Investment Adviser may increase the Fund's investment in lower quality, below-investment grade securities. The Investment Adviser also seeks to mitigate the risks of investing in below-investment grade securities through a disciplined approach, driven primarily by fundamental research to assess an issuer's credit quality and the relative value of its securities. Moreover, with respect to below-investment grade securities that are private activity bonds, the Investment Adviser intends to emphasize securities that are backed by revenue from publicly traded companies. The Investment Adviser believes that this focus offers the potential for an informational advantage due to the substantial reporting requirements of public companies. With respect to investments in below-investment grade private activity bonds, the Investment Adviser also seeks to leverage its corporate credit research capabilities by selecting securities payable from revenue derived from corporate issuers followed by the Investment Adviser's staff. The Investment Adviser believes that a prudent blend of investment grade and below-investment grade municipal securities offers investors the opportunity for high current yield without undue credit risk. High yield municipal securities have at times tended to show low correlation to other asset classes, including corporate bonds, U.S. Treasury securities and equity securities, providing diversification potential to an investment portfolio.

    DURATION OF MUNICIPAL SECURITIES PORTFOLIO. The Investment Adviser will select municipal securities for the Municipal Securities Portfolio with a view to monitoring the duration of the Fund's portfolio of municipal securities, based primarily on the Investment Adviser's outlook for interest rates. The Investment Adviser will consider economic trends, Federal Reserve Board actions and capital markets activity, among other factors, in developing its outlook for interest rates. The Investment Adviser believes that maintaining duration at an appropriate level offers the potential for above-average returns while limiting the risks of interest rate volatility. Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's price to changes in interest rates. The longer the duration of the portfolio, the more sensitive it generally is to changes in interest rates. For example, if the duration of the Fund's portfolio of municipal securities were six years, the value of that portfolio may be expected to decrease or increase by 6% for every 1% increase or decrease in the level of interest rates. The Investment Adviser anticipates that the average duration of the Municipal Securities Portfolio will range from four years to twelve years; however, the Investment Adviser is not restricted as to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. The Investment Adviser will modify the average duration of the Municipal Securities Portfolio in response to market conditions. The Investment Adviser may employ certain strategies to reduce the Fund's interest rate sensitivity, including investments in interest rate swap or cap transactions. There is no assurance that the Investment Adviser will do so or that such strategies will be successful.

    TAXATION OF MUNICIPAL SECURITIES. Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions, are not. In addition, gains on sales of the common shares are not generally exempt from regular federal income tax.

    INTEREST RATE AND HEDGING TRANSACTIONS. The Investment Adviser may, but is not required to, utilize a variety of strategic transactions to seek to protect the value of the Fund's assets in the Municipal Securities Portfolio against the volatility of interest rate changes and other market movements. The Fund may seek to hedge its Municipal Securities Portfolio against changes in interest rates using exchange-traded futures and option contracts, options on futures contracts, or through over-the-counter dealer transactions in interest rate caps, swap agreements or options thereon. In large part, the success of the Fund's hedging activities depends on the Investment Adviser's ability to forecast movement in securities prices and interest rates and there can be no assurance that the Investment Adviser's judgment in this respect will be accurate. Although the Fund's strategic transactions, if any, are designed to reduce volatility of the Fund's net assets attributable to its Municipal Securities Portfolio, these transactions involve investment techniques and risks different from those associated with portfolio transactions in municipal securities. Distributions by the Fund of any income or gains realized on the Fund's strategic transactions generally will not be tax-advantaged income (i.e., they will be taxed at ordinary income tax rates). Rating agency guidelines in connection with the Fund's utilization of financial leverage through the issuance of Preferred Shares may limit the ability of the Fund to engage in certain hedging transactions. There is no assurance that the Fund will undertake any such hedging transactions or that, if undertaken, that any such hedging strategies will be successful.

EQUITY AND INCOME SECURITIES

    Under normal market conditions, the Fund will invest at least 40%, and may invest up to 50%, of its total assets in "equity securities" that are eligible to pay "tax-qualified dividends" and in other income securities, including debt securities, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates (the "Equity and Income Portfolio"). The percentage of the Fund's assets allocated to the Equity and Income Securities Portfolio at any time will be determined by the Investment Adviser upon consultation with the Investment Sub-Adviser, and will be based generally upon the Investment Adviser's outlook for the equity and municipal securities markets and the Investment Sub-Adviser's outlook for the equity securities market. The Investment Sub-Adviser will be responsible for the day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. A substantial portion of the Equity and Income Securities Portfolio will be invested in securities that the Investment Sub-Adviser believes qualify to pay tax-qualified dividends.

    Subject to the Fund's investment objective and policies, the Investment Sub-Adviser retains broad discretion to allocate the portion of the Fund's investments of the Equity and Income Securities Portfolio among common and preferred stocks and other income securities. The Equity and Income Securities Portfolio is not limited either in the types of equity and income securities or the market capitalization of issuers in which it may invest. Although the Equity and Income Securities Portfolio will ordinarily focus its equity investments in securities of U.S. issuers, subject to the limitation of the Fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the Fund may invest in ADR's and in other dollar-denominated securities of foreign issuers located in any geographic region. The Fund will not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

    TAX QUALIFIED DIVIDENDS. Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the Fund to receive tax-qualified dividends generally, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). Although current law only provides a 120-day and 180-day period for holding such stock, a proposed technical correction to the law would extend such periods to 121-days and 181-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended periods as if the legislation were already enacted in filing their federal income tax returns. The "ex-dividend date" is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. For an individual shareholder to be taxed at long-term capital gain rates on dividends received from the Fund which otherwise would be eligible for treatment as tax-qualified dividends, the shareholder must hold his or her shares of the Fund for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. For example, assume that the ex-dividend date established for a dividend paid with respect to the common stock of a corporation held by the Fund is July 1. The Fund must hold the common stock on the record date and must have held it for at least 61 days (including the record date) during the 121-day period from May 2 to and including August 30. Similarly, assuming that the ex-dividend date established for a dividend paid with respect to shares of the Fund is August 1, a shareholder must have held the Fund's shares on the record date and have held such shares for at least 61 days during the period from June 2 to and including September 30 for the shareholder to receive tax-qualified dividends from the Fund. Consequently, short-term investors in the Fund will not realize the benefits of tax-qualified dividends. The provisions of the Code, applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken.

    SELECTION OF EQUITY SECURITIES. The Investment Sub-Adviser pursues a relative value oriented philosophy and intends to focus its equity securities selection on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in equity securities of companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

    The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

    In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

    The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

    OTHER INCOME SECURITIES. In addition to investing in equity securities that pay tax-qualified dividends, the Investment Sub-Adviser may invest in other income securities, including debt instruments, REIT securities and certain preferred securities, that generate income taxable at ordinary income, rather than long-term capital gain, rates. Such other income securities may include below investment grade quality fixed securities, subject to the limitation that the Fund will not invest more than 20% of its total assets in fixed income securities rated below investment grade at the time of acquisition (that is, rated Ba or lower by Moody's or BB or lower by S&P or, if unrated, determined by the Investment Sub-Adviser to be of comparable credit quality). To the extent that the Fund invests in such securities, the Fund will generate ordinary income taxable to shareholders at ordinary income tax rates and may not be able to achieve its objective of a high level of total after-tax return, including attractive tax-advantaged income. For any year, so long as the Fund's ordinary income taxable to shareholders at ordinary income tax rates and net realized short-term capital gains are fully offset by expenses of the Fund (other than expenses allocable to tax-exempt interest), all of the Fund's income distributions, other than distributions of tax-exempt income, would be characterized as tax-qualified dividends to the extent of the aggregate dividends received by the Fund that is qualified dividend income within the meaning of Section 1(h)(11)(B) of the Code. Although the Investment Sub-Adviser intends to invest the total assets in the Equity and Income Securities Portfolio primarily in equity securities that pay tax-qualified dividends and to satisfy the holding period requirements, a portion of the Fund's income distributions may be taxable as ordinary income.

OTHER TAX MANAGEMENT STRATEGIES

    Taxes have a major influence on the net returns that investors receive on their taxable investments. Distributions of income, other than tax-qualified dividends, and distributions of net realized short-terms gains (on securities held for one year or less) are taxable as ordinary income, at U.S. federal income tax rates as high as 35%, whereas distributions of tax-qualified dividends and net capital gain (on securities held by the Fund for more than one year) are taxable at rates of up to 15%. As described above, the Fund seeks to provide a high level of total after-tax return in part by minimizing the taxes incurred by shareholders in connection with the Fund's net investment income and net realized gains.

    The Fund also seeks to achieve favorable after-tax returns in part by reducing the capital gains taxes incurred by shareholders in connection with the Fund's portfolio investments. The Investment Adviser and the Investment Sub-Adviser each attempt to minimize distributions of long-term capital gains taxable to shareholders by avoiding, to the extent consistent with its investment objective, the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the Investment Adviser generally will seek to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gain treatment that have the highest cost basis. The Investment Adviser and the Investment Sub-Adviser may sell securities to realize capital losses that can be used to offset realized gains. To protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on securities and securities indexes and options thereon, the purchase of put options and the sale of call options on securities held, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund may, subject to certain limitations, attempt to reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. There is no assurance that the Fund will use these strategies or that they will be successful if used. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will not be eligible for treatment as tax-qualified dividends and certain options and other risk reduction techniques may reduce the holding period for securities held by the Fund such that dividends paid with respect to such securities would not be eligible for treatment as tax-qualified dividends.

OTHER INVESTMENTS

    Normally, the Fund will invest substantially all of its assets to meet its investment objective. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective.

PORTFOLIO CONTENTS

    SECURITIES RATINGS. Securities rated Baa by Moody's are considered by Moody's as medium to lower medium investment grade securities; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over time; and in the opinion of Moody's, securities in this rating category lack outstanding investment characteristics and in fact have speculative characteristics as well. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and to repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher rating categories. Fixed income securities of below-investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and to repay principal and are commonly referred to as "junk bonds" or "high yield securities." Such securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated fixed income securities.

    The descriptions of the rating categories by Moody's and S&P, including a description of their speculative characteristics, are set forth in the Statement of Additional Information. All references to securities ratings by Moody's and S&P in this prospectus shall, unless otherwise indicated, include all securities within each such rating category (that is, (1), (2) and (3) in the case of Moody's and (+) and (-) in the case of S&P). All percentage and ratings limitations on securities in which the Fund may invest shall apply at the time of acquisition and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund's initial investment in such security or the percentage limitation is exceeded as a result of changes in the market value of the Fund's portfolio securities. The Fund is not required to dispose of a security in the event a rating agency downgrades or withdraws its rating of a security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrading. When a security is rated by more than one of these rating agencies, the Investment Adviser or the Investment Sub-Adviser, as applicable, will use the highest rating in applying its investment policies.

    MUNICIPAL SECURITIES. Municipal securities are often issued to obtain funds for various public purposes, including refunding outstanding obligations, funding for general operating expenses and lending to other public institutions and facilities. Municipal securities also include certain "private activity bonds" or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its credit and taxing power for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. The obligations of the issuer of a revenue obligation may, in addition, be backed by a letter of credit from a bank, a guarantee from another issuer or insurance. The credit rating assigned to municipal securities may reflect the existence of these guarantees, letters of credit or other credit enhancement features. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there are a variety of hybrid and special types of municipal securities.

    One or a small number of institutional investors, such as the Fund, may purchase an entire issue of municipal securities. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities may be readily marketable.

    Although distributions of interest income from the Fund's municipal securities are generally exempt from regular federal income tax, such distributions may be subject to the alternative minimum tax and distributions from other sources, including capital gain distributions, and any gains on the sale of your common shares are not. You should consult your tax adviser as to whether you will be subject to state and local taxes on your distributions from the Fund.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. The Fund cannot predict what legislation, if any, may be proposed in the future in Congress regarding the federal income tax status of interest on municipal securities. Such proposals, if enacted, would materially and adversely affect the Fund.

    MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION. The Fund may invest in municipal leases and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities.

Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure fully to recover the Fund's original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis.

    A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days' notice, of all or any part of the Fund's participation interest in the underlying municipal securities, plus accrued interest.

    Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for the purpose of the Fund's limitation on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by the Fund may be determined by the Investment Adviser, pursuant to guidelines adopted by the Trustees, to be liquid securities for the purpose of such limitation.

    In determining the liquidity of municipal lease obligations and certificates of participation, the Investment Adviser will consider a variety of factors, including: (i) the willingness of dealers to bid for the obligation; (ii) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (iii) the frequency of trades or quotes for the obligation; and (iv) the nature of the marketplace trades. In addition, the Investment Adviser will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

    MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer's payment obligations under the notes or that refinancing will be otherwise unavailable.

    TAX-EXEMPT COMMERCIAL PAPER. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance the working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

    PRIVATE ACTIVITY BONDS. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. Although the Fund will seek to limit its investments in private activity bonds, to the extent that the Fund does invest in such bonds, the interest income from such bonds may in certain circumstances subject individual and certain other non-corporate investors to the federal alternative minimum tax.

    RESIDUAL INTEREST MUNICIPAL SECURITIES. The Fund may invest in residual interest municipal securities whose interest rate bears an inverse relationship to the interest rate on another security or the value of an index ("inverse floaters"). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate bond. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed-rate bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to the Fund when short-term interest rates, rise, and increase the interest paid to the Fund when short-term interest rates fall. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively new and volatile. These securities tend to underperform the market for fixed-rate bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate bonds when interest rates decline. Shifts in the long-term interest rate may, however, alter this tendency. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising interest rates if exercised at an opportune time. Investment in inverse floaters may amplify the effects of the Fund's use of leverage. Should short-term interest rates rise, the combination of the Fund's investment in inverse floaters and the use of leverage likely will adversely affect the Fund's income and distributions to Common Shareholders. Although the Fund is not limited with respect to its investment in residual interest municipal securities, the Fund does not initially intend to invest more than 10% of total assets in such securities.

    TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the Investment Adviser, the credit quality of the bond issuer and the financial institution is deemed, in light of the Fund's credit quality requirements, to be inadequate and the bond would not otherwise be readily marketable. The Municipal Securities Portfolio intends to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (the "IRS") will agree with such counsel's opinion in any particular case, there is a risk that the Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions, is unclear. The Investment Adviser intends to manage the Municipal Securities Portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

    INSURED MUNICIPAL SECURITIES. The Municipal Securities Portfolio may invest in "insured" municipal securities, which are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles the Fund to receive at maturity the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's or AAA from S&P) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term.

    AUCTION RATE SECURITIES. The Municipal Securities Portfolio may invest in auction rate securities. Auction rate securities include auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities (collectively, "auction rate securities"). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a "Dutch" auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. The Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the securities' duration. The Fund's investments in auction rate securities of closed-end funds are subject to the limitations on investments in other investment companies prescribed by the 1940 Act. Dividends received by the Fund on such auction rate municipal securities will not be eligible for treatment as tax-qualified dividends.

    COMMON STOCKS. The Fund may invest up to 50% of its assets in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the corporation without preference over any other shareholder or class of shareholders, including holders of such entity's preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. In selecting common stocks for investment, the Investment Sub-Adviser generally expects to focus primarily on the security's dividend paying capacity rather than on its potential for capital appreciation.

    PREFERRED SECURITIES. The Fund may invest in preferred securities. Preferred securities are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer's common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund's fixed income securities.

    Fixed rate preferred stocks have fixed dividend rates. They can be perpetual, with no mandatory redemption date, or issued with a fixed mandatory redemption date. Certain issues of preferred stock are convertible into other equity securities. Perpetual preferred stocks provide a fixed dividend throughout the life of the issue, with no mandatory retirement provisions, but may be callable. Sinking fund preferred stocks provide for the redemption of a portion of the issue on a regularly scheduled basis with, in most cases, the entire issue being retired at a future date. The value of fixed rate preferred stocks can be expected to vary inversely with interest rates.

    Adjustable rate preferred stocks have a variable dividend rate which is determined periodically, typically quarterly, according to a formula based on a specified premium or discount to the yield on particular U.S. Treasury securities, typically the highest base-rate yield of one of three U.S. Treasury securities: the 90-day Treasury bill; the 10-year Treasury note; and either the 20-year or 30-year Treasury bond or other index. The premium or discount to be added to or subtracted from this base-rate yield is fixed at the time of issuance and cannot be changed without the approval of the holders of the adjustable rate preferred stock. Some adjustable rate preferred stocks have a maximum and a minimum rate and in some cases are convertible into common stock.

    CONVERTIBLE SECURITIES. The Fund's investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. Depending on the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Income payments received by the Fund on convertible fixed income obligations will not be eligible for treatment as tax-qualified dividends; dividend payments received by the Fund on convertible preferred stocks may be eligible for treatment as tax-qualified dividends.

    REAL ESTATE INVESTMENT TRUSTS (REITS). The Fund may invest in REITs. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Generally, REIT income distributions will not, subject to certain limited exceptions, be eligible for treatment as tax-qualified dividends.

    FOREIGN SECURITIES. The Fund will ordinarily focus its investments in securities of U.S. issuers, but may invest without limit in U.S. dollar denominated ADRs of foreign issuers. The Fund will invest in securities of foreign issuers located only in industrialized countries.

    TAXABLE DEBT SECURITIES. The Fund may invest in taxable debt securities. Taxable debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates. Income payments received by the Fund on debt securities will not be eligible for treatment as tax-qualified dividends.

    MONEY MARKET INSTRUMENTS. Money market instruments include short-term U.S. government securities, U.S. dollar denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers' acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer's right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself. Income payments received by the Fund on money market securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

    U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business

Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States government. Others are supported by:
(i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and therefore may be regarded as illiquid. Income payments on U.S. government securities received by the Fund will not be eligible for treatment as tax-qualified dividends.

    ILLIQUID SECURITIES. The Fund may invest up to 20% of its total assets in illiquid securities (that is, securities that are not readily marketable). Liquidity of a security relates to the ability to easily dispose of a security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable, more liquid security. Illiquid securities include, but are not limited to restricted securities (securities for which the disposition is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act") but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Fund's Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period of time may elapse between the Fund's decision to sell and when the Fund is actually permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which would have prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

    OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and principal investment strategies and permissible under the 1940 Act. Under one provision of the 1940 Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. Other provisions of the 1940 Act are less restrictive provided that the Fund is able to meet certain conditions. These limitations do not apply to the acquisition of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another investment company.

    The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses will be in addition to the direct expenses incurred by the Fund. Income generated from the Fund's investment in another investment company may not be tax-exempt or eligible for treatment as tax-qualified dividends.

    STANDBY COMMITMENTS. In order to enhance the liquidity of municipal securities, the Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a "standby commitment" or "liquidity put," depending on its characteristics. The aggregate price which the Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms. Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party's ability to purchase the security. The right to sell may be exercisable on demand or at specified intervals and may form part of a security or be acquired separately by the Fund.

    Because the period prior to the put date is generally less than 365 days, the Fund generally values the municipal securities subject to standby commitments at amortized cost. The Board of Trustees has adopted procedures pursuant to which the Investment Adviser may determine that amortized cost represents the fair value of these securities. The exercise price of the standby commitments is expected to approximate such amortized cost. Consequently, no separate value is assigned to standby commitments for purposes of determining the Fund's net asset value. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Fund's policy is to enter into standby commitment transactions only with banks, brokers or dealers that present a minimal risk of default. However, this policy reduces, but does not eliminate, the risk of default by the standby commitment writer.

    ZERO COUPON SECURITIES. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these funds.

    STRATEGIC TRANSACTIONS. The Fund may, but is not required to, use various strategic transactions described below to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management and are regularly used by many mutual funds and other institutional investors. Although the Investment Adviser may seek to use the practices to further the Fund's investment objective in connection with the assets in the Municipal Securities Portfolio, it is not expected that the Investment Sub-Adviser will utilize such practices with respect to assets in the Equity and Income Securities Portfolio, and no assurance can be given that these practices will, if utilized, achieve their desired results.

    The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio, or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Income payments received by the Fund from Strategic Transactions generally will not be eligible for treatment as tax-qualified dividends.

    Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to use successfully Strategic Transactions depends on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

    A more complete discussion of Strategic Transactions and their risks is contained in the Statement of Additional Information.

    SHORT SALES. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against the box). In a short sale against the box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock.

    The ability to use short sales against the box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Fund's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales. Dividends received on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged income).

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. Under the direction of the Board of Trustees, the Investment Adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction. Income payments received by the Fund from repurchase agreements generally will not be eligible for treatment as tax-qualified dividends.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

    As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to organizations whose credit quality or claims paying ability is considered by the Investment Adviser to be at least investment grade quality. The Investment Adviser will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets. Income realized by the Fund from securities lending and payments in lieu of dividends on loaned stock will not be eligible for treatment as tax-qualified dividends.

    PORTFOLIO TURNOVER. It is the policy of the Fund not to engage in trading for short-term profits, although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. The Fund may engage in portfolio trading when considered appropriate. Although under normal market conditions the Fund does not expect that its annual portfolio turnover rate will exceed 75%, the Fund has not established any limit on the rate of portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transaction expenses which are borne by the Fund.

FUNDAMENTAL INVESTMENT POLICIES

    The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental investment policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of (i) or (ii) is less. See "Investment Restrictions" in the Statement of Additional Information for a complete list of the fundamental investment restrictions of the Fund.

    The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a nationally recognized statistical ratings organization ("NRSRO") in connection with the Fund's utilization of Financial Leverage. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's Common Shareholders or the Fund's ability to achieve its investment objective.

RATIONALE FOR INVESTING IN THE FUND'S COMMON SHARES

    The Investment Adviser believes that the investment of the Fund's assets primarily in municipal securities and equity securities which pay tax-qualified dividends and other income-producing securities offers investors the potential to earn a high level of total after-tax return, comprised in part of tax-advantaged income, while offering potential for capital appreciation through participation in the equity markets.

INVESTMENT PHILOSOPHY

    INVESTMENT ADVISER. In managing the Fund's Municipal Securities Portfolio, the Investment Adviser adjusts the portfolio's duration and overall credit quality in light of changing market and economic conditions. In making decisions with respect to specific municipal securities for the Municipal Securities Portfolio, the Investment Adviser employs a disciplined approach, driven primarily by proprietary research regarding prevailing interest rates, economic fundamentals at both the national and state levels and in-depth credit research conducted by the Investment Adviser's investment staff. The Investment Adviser attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Investment Adviser's evaluation of the issuer's creditworthiness and, with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived. The Investment Adviser's overall investment approach is both top-down and bottom-up. The Investment Adviser first seeks to identify the sectors or regions of the municipal bond market that present the best relative value opportunities and then bases the Fund's overall sector and regional weightings on that determination. Once the Investment Adviser establishes the overall regional and sector weightings, the Investment Adviser focuses on selecting those securities within each sector or region that meet its fundamental criteria. In determining sector weightings, the Investment Adviser's portfolio management team also maintains frequent contact with the Investment Adviser's investment professionals who follow U.S. equities and those who focus on corporate fixed income investments. In many cases, the Investment Adviser will augment its municipal bond credit research and security selection processes with equity research analysis. The Investment Adviser has a fundamental bias towards long-term security selection, rather than engaging in frequent "market timing" or short-term trading. There can be no assurance that the process will be successful.

    INVESTMENT SUB-ADVISER. The Investment Sub-Adviser pursues a relative value-oriented philosophy and intends to focus on the higher dividend-paying stocks that meet its investment criteria. Typically, the Investment Sub-Adviser prefers to invest in companies that possess above-average financial characteristics in terms of balance sheet strength and profitability measures and yet have an above market-average current yield or a ratio of price-to-earnings or price-to-book value that is below the long-term average for that company.

    The Investment Sub-Adviser's equity security selection process focuses primarily on bottom-up fundamental research within the context of overall top-down economic outlook. Through valuation analysis, the Investment Sub-Adviser seeks undervalued sectors, industries and companies in the market. In conducting its assessment, the Investment Sub-Adviser uses tools and measures such as a dividend discount model, relative value screens, price-to-earnings ratios, price-to-book ratios and dividend yields. Fundamental analysis is performed on industries and companies to verify their potential attractiveness for investment. The Investment Sub-Adviser invests in stocks of companies that it expects will benefit from economic trends and that are attractively valued relative to their fundamentals and to other companies in the market. From this equity security selection process, the Investment Sub-Adviser will then invest in the higher dividend paying stocks for the Equity and Income Securities Portfolio.

    In managing the Equity and Income Securities Portfolio, the Investment Sub-Adviser will pursue the Fund's investment objective by selecting for investment, from the universe of all equity securities that meet the Investment Sub-Adviser's investment parameters, securities which the Sub-Adviser believes will pay tax-qualified dividends and will provide the potential for appreciation of capital. Investments by the Investment Sub-Adviser in other income-oriented securities will be based primarily on an assessment by the Sub-Adviser of the balance sheet condition of the underlying companies and their ability to support the current level of dividend or interest payments. On a quarterly basis (or more frequently as market conditions dictate), the Investment Sub-Adviser will reapply its investment strategy and will make portfolio adjustments.

    The Investment Sub-Adviser typically sells securities when economic, valuation and fundamental criteria are no longer met; more attractive alternatives are found; or their price targets have been met. For the Equity and Income Securities Portfolio any stock may be sold for the purpose of improving the current dividend yield. The Investment Sub-Adviser intends to hold most stocks for the requisite period to produce tax-qualified dividends. However, the Investment Sub-Adviser may sell some stocks prior to completing the required holding period.

                           USE OF FINANCIAL LEVERAGE

    The Fund may seek to enhance the level of the Fund's current income through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares"). The Fund may also borrow or issue debt securities ("Borrowings," and collectively with the Preferred Shares, "Financial Leverage") for financial leveraging purposes and for temporary purposes such as settlement of transactions. Under current market conditions, the Fund intends to utilize Financial Leverage within approximately one to three months of the completion of this offering of its Common Shares through the issuance of Preferred Shares in an amount not expected to exceed 36% of the Fund's total assets (including the proceeds of Preferred Shares offering). Preferred Shares will have seniority over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. There is no assurance that the Fund will utilize Financial Leverage or that, if utilized, that the Fund's leveraging strategy will be successful.

    PREFERRED SHARES. Such Preferred Shares offering is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more NRSROs (most likely Moody's and/or S&P). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or S&P. See "Appendix A--Ratings of Investments" in the Statement of Additional Information.

    Because the aggregate liquidation preference of Preferred Shares will have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities, including costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using Financial Leverage, the fees paid to the Investment Adviser for advisory services will be higher than if the Fund did not use Financial Leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which includes the proceeds from the Financial Leverage. If the Fund issues Preferred Shares, the Common Shareholders will bear the offering costs of the issuance of any Preferred Shares, which are currently expected to be approximately 1.25% of the total amount of the Preferred Shares offering.

    Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to
(ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

    In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

    If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shares would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a regulated investment company under the Code, which could have a material adverse effect on the value of the Common Shares.

    The Fund may be subject to certain restrictions imposed either by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Investment Adviser or the Investment Sub-Adviser, as the case may be, from managing the Fund's assets in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.

    BORROWINGS. As noted above, the Fund is also authorized to borrow or issue debt securities ("Borrowings") for financial leveraging purposes and for temporary purposes such as settlement of transactions. The Fund does not currently intend to utilize Borrowings for Financial Leverage. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings, is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by Borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

EFFECTS OF FINANCIAL LEVERAGE

    Assuming (1) that the proceeds from the issuance of Preferred Shares will represent in the aggregate approximately 36% of the Fund's total assets after such Financial Leverage, and (2) the Fund will pay dividends with respect to such Preferred Shares at an annual average rate of 1.50%, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed approximately .54% to cover such dividends specifically related to the Preferred Shares. Of course, these numbers are merely estimates used for illustration. Actual dividend rates may vary frequently and may be significantly higher or lower than the rate estimated above.

    The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 36% of the Fund's total assets after such issuance and the Fund's currently projected dividend rate of 1.50%. See "Risks" and "Use of Financial Leverage." The table does not reflect any offering costs of Common Shares or Preferred Shares.

Assumed portfolio total
  return.................    (10.00)%   (5.00)%    0.00%  5.00%  10.00%
Common Share total
  return.................    (16.47)%   (8.66)%   (0.84)%  6.97%  14.78%

    Common Share total return is composed of two elements--the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.

    During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Investment Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets which may create a conflict of interest between the Investment Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses.

    Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

                                     RISKS

    The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Your Common Shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

NEWLY ORGANIZED

    The Fund is newly organized and has no operating history.

INVESTMENT RISK

    An investment in the Fund is subject to investment risk, including possible loss of the entire principal amount that you invest.

COMMON SHARE MARKET RISK

    Your Common Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and other distributions. The value of the Fund's portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund intends to utilize Financial Leverage, which magnifies this market risk. Your investment in Common Shares will represent an indirect investment in equity securities, and other securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The prices of the equity securities and other securities in which the Fund will invest will fluctuate from day to day and may--either in the near term or over the long run--decline in value. The value of the Common Shares may be affected by a decline in financial markets in general.

    The Fund intends to utilize Financial Leverage, which magnifies stock market risks. See "--Financial Leverage Risk."

TAX RISK

    The value of the Fund's investments and its net asset value may be adversely affected by changes in tax rates and policies. Because the Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income, the attractiveness of investing in municipal securities and equity securities that pay tax-qualified dividends in relation to other investment alternatives may be affected by changes in federal income tax laws and regulations, including changes in the tax-qualified dividend provisions. The provisions of the Code applicable to tax-qualified dividends are currently effective through December 31, 2008 but may be changed at any time before that date, possibly with retroactive effect. Thereafter, higher tax rates will apply unless further legislative action is taken. Any proposed or actual changes in such rates or the exempt status of municipal securities, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities and the Fund's investments in equity securities that pay tax-qualified dividends. This could in turn affect the Fund's net asset value and ability to acquire and dispose of municipal securities and equity securities at desirable yields or returns and price levels. There can be no assurance as to the portion of the Fund's dividends that will be tax-exempt or tax-qualified. Tax-exempt dividends may in any case be subject to state or local income taxes. Additionally, the Fund is not a suitable investment for IRAs, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

MUNICIPAL SECURITIES MARKET RISK

    The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

    The ability of a municipal issuer to meet its obligations on municipal securities (other than private activity bonds) is subject to the risk that the municipal issuer of the securities will not have sufficient revenues from taxes and other sources of income to pay interest and repay principal on the municipal securities. The level of municipal income may be adversely affected by various factors, including general economic activity, real estate values and changes in governmental expenses. The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

    The amount of public information available about the issuance of municipal securities is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the Investment Adviser than would a fund that invests entirely in stocks or taxable bonds. The secondary market for municipal bonds, particularly below-investment grade municipal securities in which the Fund will invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal securities at attractive prices.

    Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war and expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

INCOME AND INTEREST RATE RISK

    The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks.

    Interest rate risk is the risk that the municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates. Interest rate risk includes the following risks:

    - If interest rates go up, the value of municipal securities and debt (and, in certain cases, equity) securities in the Fund's portfolio generally will decline.

    - During periods of declining interest rates, an issuer may exercise its option to redeem municipal securities or prepay principal of debt securities earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

    - During periods of rising interest rates, the average life of certain types of debt securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

    The Fund's income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is using leverage.

CREDIT RISK

    Credit risk is the risk that an issuer of a municipal bond or other debt security, or counterparty to a derivative contract, will become unable to meet its obligation to make interest and principal payments or to otherwise satisfy its obligations. The two principal classifications of municipal securities are "general obligations" and "revenue obligations." General obligations are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source but not from the general taxing power. Sizable investments in revenue obligations could involve an increased risk to the Fund should any of the related facilities experience financial difficulties. Private activity bonds are in most cases revenue obligations and do not generally carry the pledge of the credit of the issuing municipality. The Fund may be subject to other forms of credit risk associated with counterparties to a derivatives contract and related instruments.

RISKS OF INVESTING IN BELOW INVESTMENT GRADE SECURITIES

    The Fund may invest up to 20% of its assets in fixed income securities that are rated below investment grade (commonly referred to as "junk bonds" or "high yield securities"), that is, rated Ba or below by Moody's or BB or lower by S&P, or unrated securities determined by the Investment Adviser or Investment Sub-Adviser, as applicable, to be of comparable credit quality. Investment in fixed income securities of below-investment grade quality involves substantial risk of loss. "Junk bonds" are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for high yield fixed income securities tend to be more volatile, and these securities are less liquid, than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

    - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

    -  greater risk of loss due to default or declining credit quality;

    - adverse issuer-specific events are more likely to render the issuer unable to make interest and/or principal payments; and

    - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed, and this negative perception could last for a significant period of time.

    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. If the national economy enters into a recessionary phase during 2004, potentially decreasing the tax and other revenue of municipal issuers, or interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by high yield municipal issuers is likely to increase. Similarly, down-turns in profitability in specific industries could adversely affect private activity bonds. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

    The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Issuers of such high yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

MATURITY RISK

    The Fund may invest in municipal securities of any maturity, although the Investment Adviser anticipates that the Fund will generally invest in intermediate to long-term municipal securities. The Investment Adviser anticipates that the average duration of the Fund's Municipal Securities Portfolio will range from 4 years to 12 years; however, the Investment Adviser is not restricted to such range if the Investment Adviser determines a shorter or longer average duration is in the best interests of the Fund in light of market conditions at such times. Interest rate risk will generally affect the price of a municipal security more if the security has a longer maturity. Municipal securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, municipal securities with shorter maturities will be less volatile but generally provide lower returns than municipal securities with longer maturities. The average maturity of the Fund's municipal security investments may affect the volatility of the Fund's Common Share price.

CALL RISK

    The issuers of municipal securities and other debt securities held by the Fund may call, or prepay principal due on, their securities, particularly during periods of declining interest rates. The Fund may not be able to reinvest that principal at attractive rates, reducing income to the Fund. The Fund also may lose the premium paid for the securities.

RISKS OF MUNICIPAL LEASES AND CERTIFICATES OF PARTICIPATION

    The Fund may invest in municipal leases and certificates of participation in such leases. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue obligations. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly and result in a delay in recovering or the failure fully to recover the Fund's original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which merely represent an interest in municipal leases or installment contracts, involve the same risks as the underlying municipal leases. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation. Certain municipal lease obligations and certificates of participation may be deemed to be illiquid for purposes of the Fund's limitation on investments in illiquid securities.

GEOGRAPHICAL AND SECTOR RISK

    The Fund may invest 25% or more of the value of its total assets in municipal securities of issuers located in the same state or territory or in the same economic sector. The Fund will not invest more than 25% of its total assets in issuers in a single industry or municipal securities backed by assets and revenues of similar projects. Governmental issuers of municipal securities are not considered part of any "industry." The issuers of these municipal securities may be related in such a way that an economic, business or political development or change affecting one municipal security would also affect other municipal securities held by the Fund. Within the Fund's portfolio of municipal securities, the Fund may invest all of its assets in municipal securities the interest on which is paid solely from revenues from the same economic sector. The Investment Adviser anticipates that the Fund's investments in revenue obligations will emphasize municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. Subject to the availability of suitable investment opportunities, the Investment Adviser and the Investment Sub-Adviser, as applicable, will attempt to diversify the Fund's investments to seek to minimize the portfolio's sensitivity to credit and other risks associated with a particular issuer, industry or sector, or to the impact of a single economic, political or regulatory occurrence. The Fund is not required to diversify its holdings in municipal securities among a fixed number of states or economic sectors, and, consequently, the Fund's portfolio may be adversely affected by developments in a single state, region or economic sector. Concentration of the Fund's investments in one or a limited number of states or economic sectors will subject the Fund, to a greater extent than if such investments were not so concentrated, to the risks of adverse economic, business or political developments affecting the particular state, economic sector or other area of concentration. The Fund has no current intention to invest more than 25% of the value of its total assets in municipal securities of issuers located in a single state but may do so in the future. To the extent that the Fund invests more than 25% of its assets in municipal securities of issuers in a single state, the Fund will be exposed to a greater degree to risks associated with that specific state, including budget and fiscal issues, changes in the degree of financial support from the state to local governments, political disputes that delay appropriations or otherwise adversely affect municipal securities and the general economic activity in such state, which may adversely affect tax receipts and other municipal revenue. The Fund will not send a notice to shareholders if 25% or more of the Fund's assets are represented by municipal issuers in a single state. However, the Fund's annual and semi-annual financial statements will disclose the percentage of the Fund's assets invested in each state and the Fund will issue a press release in the event that more than 25% of the value of the Fund's total assets are invested in municipal securities of issuers located in a single state, identifying the state and including appropriate risk disclosure as to such state. To the extent that the Fund focuses its assets in the hospital and healthcare sector, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Issuers in the power generation sector can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

    The Fund may invest in municipal securities that are collateralized by the proceeds from class action or other litigation against the tobacco industry. Payment by tobacco industry participants of such proceeds is spread over several years, and the collection and distribution of such proceeds to the issuers of municipal securities is dependent upon the financial health of such tobacco industry participants, which cannot be assured. Additional litigation, government regulation or prohibition on the sales of tobacco products, or the seeking of protection under the bankruptcy laws, could adversely affect the tobacco industry, which, in turn, could have an adverse affect on tobacco-related municipal securities. Under normal market conditions, the Fund intends to limit its investment in tobacco settlement bonds to approximately 10% of the Fund's total assets.

INTEREST RATE AND HEDGING TRANSACTIONS RISK

    The Fund may engage in various strategic transactions to seek to hedge its portfolio against adverse effects from movements in interest rates and in the securities markets generally. These transactions include the use of derivatives, such as exchange-traded financial futures and option contracts, options on futures contracts or over-the-counter dealer transactions in interest rate caps, swap agreements or swaptions. Such transactions subject the Fund to the risk that, if the Investment Adviser incorrectly forecasts market values, interest rates or other applicable factors, the Fund's performance could suffer. Certain of these transactions may provide investment leverage to the Fund's portfolio and result in many of the same risks of leverage to the holders of the Fund's common shares as discussed above under "Financial Leverage Risk." The Fund is not required to use derivatives or other strategic transactions and may not do so. Income earned by the Fund from many hedging activities will be treated as capital gain (and often short-term capital gain) and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions. There can be no assurance that the Fund's strategic transactions, if used, will be effective.

DERIVATIVES RISK

    The use by the Fund of futures contracts, options on futures contracts and other derivative instruments such as swaps and caps to seek to hedge interest rate risks involves special considerations and risks, as described below. The use of such contracts may be limited by NRSROs in connection with the Fund's obtaining an investment grade rating of its Preferred Shares or Borrowings.

     - Successful use of hedging transactions depends upon the Fund's ability to correctly predict the direction of changes in interest rates. There can be no assurance that any particular hedging strategy will succeed.

     - There might be imperfect correlation, or even no correlation, between the price movements of a derivatives contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

     - Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

     - There is no assurance that a liquid secondary market will exist for any particular derivatives contract at any particular time. If the Fund were unable to liquidate or offset a derivatives position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

     - There is no assurance that the Fund will use hedging transactions. For example, if the Investment Adviser believes that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

VALUE INVESTING RISK

    The Fund focuses investments in the Equity and Income Securities Portfolio on dividend-paying common and preferred stocks that the Investment Sub-Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer's fundamentals relative to current market price. Such securities are subject to the risk of misestimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a "value" investment mandate during such periods can result in significant under performance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

COMMON STOCK RISK

    The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market-related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

SPECIAL RISKS RELATED TO PREFERRED SECURITIES

    There are special risks associated with the Fund's investments in preferred securities:

     - LIMITED VOTING RIGHTS. Generally, holders of preferred securities have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once the issuer pays all the arrearages, the preferred security holders no longer have voting rights.

     - SPECIAL REDEMPTION RIGHTS. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a special redemption by the issuer may negatively impact the return of the security held by the Fund.

     - DEFERRAL. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for federal income tax purposes although it has not yet received such income in cash.

     - SUBORDINATION. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

     - LIQUIDITY. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

CONVERTIBLE SECURITIES RISK

    The preferred securities and debt securities in which the Equity and Income Securities Portfolio invests may be convertible into the issuer's or a related party's common shares. Convertible securities generally offer lower dividend yields or interest rates than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase, and conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock.

FOREIGN SECURITIES RISK

    Although the Fund will limit its investment in securities of foreign issuers to U.S. dollar denominated ADRs, the Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks may include:

     - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure, accounting standards or regulatory practices.

     - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the Investment Sub-Adviser may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable.

     - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession.

     - Withholdings and other non-U.S. taxes may decrease the Fund's return.

    There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. Even the markets for relatively widely traded securities in certain non-U.S. markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

    Economies and social and political climates in individual countries may differ unfavorably from the U.S. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years.

SMALL- AND MEDIUM-SIZED COMPANIES RISK

    The Fund may invest in companies of any size, including small- and medium-sized companies. The securities of small- or medium-sized companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospectus than are larger-sized, more established companies.

ILLIQUID INVESTMENTS RISK

    Illiquid securities may be difficult to dispose of at a fair price at the times when the Investment Adviser believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Investment Adviser anticipates that its research efforts and investment approach will result in a significant portion of the Fund's assets being invested in thinly traded securities, including both illiquid securities and liquid securities as to which the trading market is less active than comparable issues.

RISKS OF CONFLICTING INTERESTS OF HOLDERS OF COMMON AND PREFERRED SHARES

    Although the Fund's Common Shares and Preferred Shares both represent an interest in the same underlying pool of assets, the interests of the holders of Common Shares and any Preferred Shares will differ. The Preferred Shares will earn a dividend at a fixed rate or a rate that is determined by a periodic auction process. Dividends on any Preferred Shares may include an obligation to make a "gross-up" payment in certain circumstances if any of the income distributed by the Fund to holders of the Preferred Shares is subject to regular federal income tax. Any such payment would be paid out of Fund assets attributable to holders of the Common Shares. The Preferred Shares will be entitled to that dividend rate, and no more, regardless of the income of the Fund. The holders of the Common Shares will bear all of the expenses of the Fund, including the offering costs of the Preferred Shares. In order to obtain a favorable rate or rating on the Preferred Shares, the Fund is expected to agree to certain limitations on its investments and activities. These limitations are intended to protect the interests of the holders of the Preferred Shares and not the holders of the Common Shares. If the Fund does not comply with these limitations, the Fund would be required to redeem some or all of the Preferred Shares at par before any dividend or other payment is made to the holders of the Common Shares. In addition, the Fund will not be able to pay dividends on the Common Shares at any time when a dividend payment on the Preferred Shares is past due or the Fund is obligated to redeem Preferred Shares but has not yet set aside assets for such purpose. The holders of the Preferred Shares will be entitled under the 1940 Act to elect two members of the Board of Trustees and to elect a majority of the Board of Trustees if the Fund has defaulted on its obligations on the Preferred Shares and such default has continued for a period of two or more years. The holders of Preferred Shares will also be entitled to vote as a separate class on certain matters, including the conversion of the Fund to an open-end investment company, which may prevent the Common Shareholders from controlling the Fund as to such matters even though the Common Shares represent a majority of the economic interests in the Fund.

FINANCIAL LEVERAGE RISK

    Utilization of Financial Leverage is a speculative investment technique and involves certain risks to the Common Shareholders. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any Financial Leverage than the then-current cost of any Financial Leverage together with other related expenses, the effect of the Financial Leverage will be to cause Common Shareholders to realize higher current net investment income than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any Financial Leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the benefit of Financial Leverage to Common Shareholders will be reduced, and if the then-current cost of any Financial Leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so leveraged. There can be no assurance that the Fund's leverage strategy will be successful. In addition, investment by the Fund in residual interest municipal securities may amplify the effects of Financial Leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's income and distributions to Common Shareholders.

    Because Preferred Shares have priority, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund intends currently to issue Preferred Shares representing approximately 36% of the Fund's total assets immediately after the time of issuance. See "Use of Financial Leverage."

    Certain types of Borrowings may result in the Fund's being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for Preferred Shares, commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

    To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to Fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Shareholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate and Hedging Transactions."

FUND DISTRIBUTION RISK

    Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). See "Taxation." In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

    The Fund has been structured as a closed-end investment company because, unlike open-end mutual funds, (i) the securities of closed-end funds are not redeemable, which enables the fund to invest substantially all of its assets in pursuit of the fund's investment objective and (ii) closed-end funds have greater flexibility in the utilization of Financial Leverage. However (unlike open-end mutual funds), shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities, and the risk of loss may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and the Fund's offering costs up to and including $.03 per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Preferred Shares, if and when offered. Whether an investor will realize gain or loss on the sale of Common Shares will depend not on the Fund's net asset value but on whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the Fund's control. The Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price.

INFLATION RISK

    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the cost of any variable rate Financial Leverage would likely increase, which would tend to further reduce returns to Common Shareholders.

CURRENT DEVELOPMENTS

    As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, rating, credit risk, inflation and other factors relating to the Common Shares.

ANTI-TAKEOVER PROVISIONS

    The Fund's Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

    The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Investment Adviser and the Investment Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

THE INVESTMENT ADVISER

    Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., serves as the Investment Adviser of the Fund pursuant to an investment advisory agreement with the Fund (the "Investment Advisory Agreement"). Subject to the general supervision of the Fund's Board of Trustees, the Investment Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Pursuant to the Investment Advisory Agreement, the Investment Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. Claymore Advisors, LLC acts as investment adviser to two other recently organized closed-end investment companies. Claymore Securities, Inc., an affiliate of the Investment Adviser, and one of the underwriters, acts as servicing agent to various investment companies and specializes in the creation, development and distribution of investment solutions for advisers and their valued clients. Claymore Advisors, LLC's principal offices are located at 210 N. Hale Street, Wheaton, Illinois.

    The Investment Adviser is also responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Municipal Securities Portfolio and overseeing the activities of the Fund's Investment Sub-Adviser, which is responsible for the day-to-day portfolio management of the portion of the Fund's assets allocated to the Equity and Income Securities Portfolio.

    Vincent Giordano, Senior Managing Director of Municipal Investment Management for Claymore Advisors, LLC and his team will manage the Fund's Municipal Securities Portfolio. Mr. Giordano's investment management experience dates back to the 1970's, and he currently leads the Investment Adviser's municipal bond investment management team. He previously served as Senior Vice President and Portfolio Manager of the tax-exempt department with Merrill Lynch Asset Management/Merrill Lynch Investment Managers.

    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate of .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares, if any, is not a liability. Under the terms of the investment sub-advisory agreement between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio. To the extent the Investment Adviser is obligated to pay one or more of the underwriters in this offering, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, amounts representing additional compensation as described under the caption "Underwriting" in this prospectus, the Investment Sub-Adviser shall be responsible for reimbursing the Investment Adviser for 34% of such additional compensation where such additional payments have been agreed to by the Investment Adviser and the Investment Sub-Adviser.

THE INVESTMENT SUB-ADVISER

    The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. to act as the investment sub-adviser for the portion of the Fund's assets allocated to Equity and Income Securities Portfolio. TS&W, organized as an investment adviser since 1970 and located in Richmond, Virginia, provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, trusts, estates and other institutions and individuals. The Investment Adviser (and not the Fund) will pay a portion of the fees it receives to the Investment Sub-Adviser in return for its services. As of March 31, 2004, TS&W managed approximately $4.5 billion in total assets. TS&W is wholly owned by Old Mutual (US) Holdings Inc. The principal offices of TS&W are located at 5000 Monument Avenue, Richmond, Virginia.

    The Equity and Income Securities Portfolio will be managed jointly by a senior investment policy committee of the Sub-Adviser and a portfolio manager, Paul A. Ferwerda. Mr. Ferwerda, CFA, a Senior Vice President and Portfolio Manager, has 17 years of experience with the Sub-Adviser, and has 22 years of equity investment management experience.

OLD MUTUAL

    Old Mutual (US) Holdings Inc. is a wholly-owned subsidiary of Old Mutual plc, a London-based, multi-national financial services firm. As of December 31, 2003, Old Mutual plc and its affiliates had an aggregate of over $230 billion of assets under management. Old Mutual plc is among the top 50 global financial services firms, based on assets under management.

INVESTMENT ADVISORY AGREEMENT

    Pursuant to the Investment Advisory Agreement, in addition to the fees of the Investment Adviser described above, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser or the Sub-Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

    Because the fees received by the Investment Adviser are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Investment Adviser has a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Investment Adviser and the holders of the Fund's Common Shares. Because holders of the Fund's Preferred Shares or its Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance of any Financial Leverage, are paid only by the Common Shareholders and not by holders of Preferred Shares or Borrowings. See "Use of Financial Leverage."

                                NET ASSET VALUE

    The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

    The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value. The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of Common Shares have no ability to trade the Common Shares on the NYSE.

    The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

    If the Investment Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

    Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                                 DISTRIBUTIONS

MANAGED DISTRIBUTION POLICY

    In order to allow its holders of Common Shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell Common Shares, the Fund has adopted a policy (which may be modified at any time by its Board of Trustees) of paying quarterly distributions on its Common Shares at a rate that represents a fixed percentage of the initial public offering price on an annualized basis, and an additional distribution on an annual basis of any realized income in excess of the quarterly distributions for that year.

    The Fund's dividend policy requires exemptive relief from the Securities and Exchange Commission prior to its implementation. There is no assurance that the Fund would be able to obtain the necessary exemptive relief.

    The Fund expects that dividends paid on the Common Shares will consist of
(i) tax-exempt income, (ii) qualified dividend income (income from domestic and certain foreign corporations), (iii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months) and (iv) investment company taxable income, short-term capital gain and income from certain hedging and interest rate transactions. For individuals, the maximum federal income tax rate on qualified dividend income is 15%, on long-term capital gains is currently 15% and on other types of income is 35%. These tax rates are scheduled to apply through 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. If, for any calendar year, the Fund's total distributions exceed net investment income and net realized capital gain (any such excess, the "Excess"), the Excess distributed from the Fund's assets would generally be treated as a tax-free return of capital up to the amount of the Common Shareholder's basis in his or her Common Shares with any amounts exceeding such basis treated as gain from the sale of Common Shares.

    Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment company taxable income or a return of capital. The actual character of such dividend distributions for federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net investment company taxable income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

LEVEL RATE DIVIDEND POLICY

    Until such time, if any, that the Fund obtains the necessary exemptive relief to implement the Managed Distribution Policy described above, the Fund intends to make regular quarterly cash distributions to Common Shareholders at a fixed rate per Common Share based on its projected performance, which rate may be adjusted from time to time ("Level Rate Dividend Policy"). The Fund's ability to maintain a Level Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares, if any, and interest and required principal payments on Borrowings, if any.

    Quarterly dividends will be paid in March, June, September and December of each year. Initial distributions to Common Shareholders are expected to be declared and paid approximately 90 days from the completion of this offering, depending upon market conditions. Over time, all the net investment income of the Fund will be distributed. The net income of the Fund will consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund will be accrued each day. See "Taxation."

    To permit the Fund to maintain more stable monthly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

                      AUTOMATIC DIVIDEND REINVESTMENT PLAN

    Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the shareholder elects to receive cash. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

    Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the dividend reinvestment Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

    Participants in the Plan have the option of making additional cash payments to the Plan agent, monthly, for investment in Common Shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all Funds received from participants to purchase Common Shares of the Fund in the open market on or about the 15th of each month. The Plan agent will charge each shareholder who participates $.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately 10 days before the

15th of the month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

    The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant.

    In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to The Bank of New York, 101 Barclay Street, New York, New York 10286, Phone Number: (212) 815-2060.

                           DESCRIPTION OF THE SHARES

    The following is a brief description of the terms of the Common Shares. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

GENERAL

    The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of February 12, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay a pro rata amount of certain expenses of the Fund such as charges of distribution, expenses of the custodian or transfer agent, shareholder servicing or similar agent, as determined from time to time by the Board of Trustees by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. Though the Fund expects to pay dividends quarterly on the Common Shares, it is not obligated to do so. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

    The Fund has no present intention of offering any additional Common Shares. Any additional offerings of Common Shares will require approval by the Fund's Board of Trustees. Any additional offering of Common Shares will be subject to the requirements of the 1940 Act, which generally provides that Common Shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of Common Shares or with the consent of a majority of the Fund's outstanding voting securities.

    The Fund's Common Shares have been approved for listing on the NYSE, subject to notice of issuance, under the symbol "TYW."

    The Fund's net asset value per Common Share will be reduced immediately following the offering of Common Shares by the amount of the sales load and offering expenses paid by the Fund, and after the anticipated offering of Preferred Shares, by the expenses of that offering. See "Use of Proceeds." Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell Common Shares already held, the shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise.

VOTING RIGHTS

    Until any Preferred Shares are issued, holders of the Fund's Common Shares will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote of the Fund's shareholders. If Preferred Shares are issued, holders of Preferred Shares will have the right to elect two of the Fund's Trustees, and will have certain other voting rights. See "Anti-Takeover Provisions in the Fund's Governing Documents."

BOOK-ENTRY

    The Common Shares will initially be held in the name of Cede & Co., as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the Transfer Agent.

PREFERRED SHARES

    The Governing Documents authorize the issuance of an unlimited number of Preferred Shares, par value $0.01 per share, in one or more series, with rights as determined by the Board of Trustees. Such shares may be issued by action of the Board of Trustees without the approval of the Common Shareholders.

    The Fund's Board of Trustees anticipates authorizing an offering of Preferred Shares (representing approximately 36% of the Fund's total assets immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from an NRSRO, and to the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this prospectus. Although the terms of the Preferred Shares will be determined by the Board of Trustees (subject to applicable law and the Fund's Governing Documents) if and when it authorizes a Preferred Shares offering, the Board expects that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as seven or 28 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. The Board of Trustees has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

    LIMITED ISSUANCE OF PREFERRED SHARES. The issuance of Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Financial Leverage" and "Risks--Financial Leverage Risk."

    DISTRIBUTION PREFERENCE. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

    LIQUIDATION PREFERENCE. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

    VOTING RIGHTS. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

    Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents" and the Statement of Additional Information under "Preferred Shares--Voting Rights."

    REDEMPTION, REPURCHASE AND SALE OF PREFERRED SHARES. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

BORROWINGS

    The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

    LIMITATIONS. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks--Financial Leverage Risk."

    DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

    VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

    The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.

                   ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
                           FUND'S GOVERNING DOCUMENTS

    The Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

    The Governing Documents require a vote by holders of at least 75% of the shares of the Fund's capital stock outstanding and entitled to vote, except as described below, to authorize (1) the Fund's conversion from a closed-end to an open-end investment company; (2) any merger or consolidation or share exchange of the Fund with or into any other company; (3) the dissolution or liquidation of the Fund; (4) any sale, lease, or exchange of all or substantially all of the Fund's assets to any Principal Shareholder (as defined below); (5) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; (6) with certain exceptions, the issuance of any securities of the Fund to any Principal Shareholder for cash; or (7) any transfer by the Fund of any securities of the Fund to any Principal Shareholder in exchange for cash, securities or other property having an aggregate fair market value of $1,000,000 or more; provided, with respect to
(1) through (5), if such action has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Trustees who are not "interested persons," of the Fund, as defined in the 1940 Act ("Independent Trustees"), then the affirmative vote of the holders of only a majority of the Fund's shares of capital stock outstanding and entitled to vote at the time is required; and provided, further, with respect to (6) and (7), if such transaction has been authorized by the affirmative vote of a majority of the entire Board of Trustees, including a majority of the Independent Trustees, no Shareholder vote is required to authorize such action. The term "Principal Shareholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund, and includes any associates or affiliates of such person or entity or of any member of the group. None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. The percentage vote required under these provisions is higher than that required by the 1940 Act. The Board of Trustees believes that the provisions of the Governing Documents relating to such a higher vote are in the best interest of the Fund and its Shareholders. Even if agreed to by the Fund, certain of the transactions described above may be prohibited by the 1940 Act.

    The Board is classified into three classes, each with a term of three years with only one class of Trustees standing for election in any year. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Trustees may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Trustee in an election of Trustees.

    Reference should be made to the Governing Documents on file with the Securities and Exchange Commission for the full text of these provisions.

                           CLOSED-END FUND STRUCTURE

    The Fund is a newly organized, diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the Fund, the mutual fund will redeem or buy back the shares at "net asset value." Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds, like the Fund, generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the mutual fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

    Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund's Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end fund, which would also require a super majority vote of the shareholders of the Fund. Before deciding whether to take action to convert the Fund to an open-end fund, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount and market considerations.

            REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN END FUND

REPURCHASE OF COMMON SHARES

    The Fund is a closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its Common Shares from time to time as and when it deems such a repurchase advisable. The Fund's Board of Trustees regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Trustees may consider the repurchase of its Common Shares on the open market or in private transactions. Pursuant to the 1940 Act, the Fund may repurchase its Common Shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such Common Shares) or pursuant to tenders and may also repurchase Common Shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase Common Shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

    When the Fund repurchases its Common Shares for a price below net asset value, the net asset value of the Common Shares that remain outstanding generally will be enhanced, but this does not necessarily mean that the market price of the outstanding Common Shares will be affected, either positively or negatively.

CONVERSION TO OPEN-END FUND

    To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

    In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

                                    TAXATION

    The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign shareholders, shareholders who hold their shares as or in a hedge against currency risk, a constructive sale, or a conversion transaction, shareholders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the

Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

    The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code and to comply with applicable distribution requirements so that it generally will not pay
U.S. federal income tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, which qualification the following discussion assumes, the Fund must satisfy certain tests regarding the sources of its income and the diversification of its assets. If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of
(i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund retains any investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax exempt interest and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a maximum 35% U.S. federal income tax rate and, when such income is distributed, to a further tax at the shareholder level. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

    The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt exempt-interest dividends to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, that is, obligations described in Section 103(a) of the Code. Provided these tests are met, that part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

    A portion of the Fund's expenditures that would otherwise be deductible will not be allowed as deductions by reason of the Fund's investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund's aggregate expenses as the percentage of the Fund's aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.

    Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

    The Fund seeks to invest its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities the income on which is taxable at ordinary income tax rates, and may engage in other transactions generating gain or income which is not tax-exempt, for example, sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends," as described above, and accordingly will be taxable.

    Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

    Unless a shareholder is ineligible to participate or elects otherwise, distributions will be automatically reinvested in additional common shares of the Fund pursuant to the Plan. For U.S. federal income tax purposes, assuming the Fund has sufficient current or accumulated earnings and profits, such distributions, other than exempt-interest dividends, generally will be taxable whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund. In general, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain holding period and other requirements are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.

    Dividend income distributed to individual shareholders may qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income," as that term is defined in
Section 1(h)(11) of the Code, from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholder. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal income tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will be reimposed after

2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income.

    In the case of securities lending transactions, payments in lieu of dividends are not qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities, auction rate preferred stock or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met.

    A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120-day period for holding such stock, a proposed technical correction to the law would extend such period to 121-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (which, as discussed above, will reduce the amount of exempt-interest dividends that the Fund may pay), (ii) convert tax-advantaged income into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

    Shareholders receiving a distribution in the form of additional shares issued by the Fund will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash, except when the Fund distributes newly issued shares, in which case the amount of the distribution will be equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the amount of the distribution. The source and U.S. federal income tax status of all distributions will be reported to shareholders annually, and shareholders receiving distributions in the form of additional shares of the Fund will receive a report as to the net asset value of those shares.

    If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

    Sales and other dispositions of the Fund's shares generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if shares of the Fund are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss generally will be treated as long-term gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term gain or loss. Any loss recognized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares.

    The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which laws vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

    The Fund is required in certain circumstances to backup withhold on reportable payments, including dividends, other than exempt interest dividends, capital gains distributions, and proceeds of sales or other dispositions of the Fund's shares paid to certain holders of the Fund's shares who do not furnish the Fund with their correct Social Security number or other taxpayer identification number and make certain other certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

    The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations currently in effect as they generally affect the taxation of the Fund and its shareholders. A further discussion of the U.S. federal income tax rules applicable to the Fund can be found in the Statement of Additional Information which is incorporated by reference into this prospectus.

                                  UNDERWRITING

    Subject to the terms and conditions stated in a purchase agreement dated April 27, 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of Common Shares set forth opposite the name of such underwriter.

                                                      NUMBER OF
UNDERWRITER                                         COMMON SHARES
-----------                                         -------------
    Merrill Lynch, Pierce, Fenner & Smith
               Incorporated.......................     7,830,000
    Advest, Inc...................................       200,000
    BB&T Capital Markets, a division of Scott &
               Stringfellow, Inc. ................       150,000
    Robert W. Baird & Co. Incorporated............       200,000
    Claymore Securities, Inc......................       150,000
    Ferris, Baker Watts, Incorporated.............       150,000
    J.J.B. Hilliard, W.L. Lyons, Inc. ............       225,000
    Janney Montgomery Scott LLC...................       250,000
    KeyBanc Capital Markets, a division of
               McDonald Investments Inc...........       150,000
    Legg Mason Wood Walker, Incorporated..........       475,000
    Morgan Keegan & Company, Inc. ................       150,000
    Quick & Reilly, Inc. .........................       200,000
    RBC Capital Markets Corporation...............       625,000
    Ryan Beck & Co., Inc..........................       600,000
    Stifel, Nicolaus & Company, Incorporated......       150,000
    SunTrust Capital Markets, Inc. ...............       725,000
    Wedbush Morgan Securities.....................       250,000
    Deutsche Bank Securities Inc. ................       100,000
    Harris Nesbitt Corp. .........................       100,000
    Oppenheimer & Co. Inc. .......................       100,000
    Piper Jaffray & Co. ..........................       100,000
    William Blair & Company, L.L.C. ..............        60,000
    Crowell, Weedon & Co. ........................        60,000
    D.A. Davidson & Co. ..........................        60,000
    Doft & Co., Inc. .............................        60,000
    Dominick & Dominick LLC.......................        60,000
    Gabelli & Company, Inc. ......................        60,000
    Ladenburg Thalmann & Co. Inc. ................        60,000
    Parker/Hunter Incorporated....................        60,000
    Stephens Inc. ................................        60,000
    TD Waterhouse Investor Services, Inc. ........        60,000
    Axiom Capital Management, Inc. ...............        40,000
    Brean Murray & Co., Inc. .....................        40,000
    C.E. Unterberg, Towbin........................        40,000
    CMG Institutional Trading, LLC................        40,000
    Chatsworth Securities LLC.....................        40,000
    City Securities Corporation...................        40,000
    Fidelity Capital Markets, A Division of
               National Financial Services LLC....        40,000
    Fifth Third Securities, Inc. .................        40,000
    First Southwest Company.......................        40,000
    Hoefer & Arnett Incorporated..................        40,000

                                                      NUMBER OF
UNDERWRITER                                         COMMON SHARES
-----------                                         -------------
    Howe Barnes Investments, Inc. ................        40,000
    Wayne Hummer Investments LLC..................        40,000
    Huntleigh Securities Corporation..............        40,000
    Johnston, Lemon & Co. Incorporated............        40,000
    LaSalle St. Securities, LLC...................        40,000
    Leerink Swann & Company.......................        40,000
    Maxim Group LLC...............................        40,000
    Mesirow Financial, Inc. ......................        40,000
    Morgan Wilshire Securities, Inc. .............        40,000
    NatCity Investments, Inc. ....................        40,000
    National Securities Corporation...............        40,000
    Needham & Company, Inc. ......................        40,000
    Newbridge Securities Corporation..............        40,000
    David A. Noyes & Company......................        40,000
    Nutmeg Securities, Ltd. ......................        40,000
    Ormes Capital Markets, Inc. ..................        40,000
    Paulson Investment Company, Inc. .............        40,000
    Sanders Morris Harris Inc. ...................        40,000
    Sands Brothers & Co., Ltd. ...................        40,000
    The Seidler Companies Incorporated............        40,000
    Source Capital Group Inc. ....................        40,000
    Southwest Securities, Inc. ...................        40,000
    Spelman & Company.............................        40,000
    Sterling Financial Investment Group, Inc. ....        40,000
    M.L. Stern & Co., LLC.........................        40,000
    Sterne, Agee & Leach, Inc. ...................        40,000
    J.P. Turner & Company, L.L.C. ................        40,000
    Westminster Financial Securities, Inc. .......        40,000
                                                     -----------
              Total...............................    15,000,000
                                                     ===========

    The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the Common Shares sold under the purchase agreement if any of the Common Shares are purchased. In the purchase agreement, the Fund, the Investment Adviser and the Investment Sub-Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

    The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.45 per share. The sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $.10 per share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before April 30, 2004.

    The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

                                     PER SHARE  WITHOUT OPTION  WITH OPTION
                                     ---------  --------------  -----------
    Public offering price..........    $15.00    $225,000,000   $258,750,000
    Sales load.....................     $.675     $10,125,000    $11,643,750
    Estimated offering expenses....      $.03        $450,000       $517,500
    Proceeds, after expenses, to
  the Fund.........................   $14.295    $214,425,000   $246,588,750

    The expenses of the offering are estimated at $450,000 and are payable by the Fund. The Fund has agreed to pay the underwriters $.005 per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the Common Shares sold in this offering. The Investment Adviser and the Investment Sub-Adviser have agreed to pay (i) all organizational expenses and (ii) offering costs of the Fund (other than the sales load but including certain partial reimbursements of the expenses of the underwriters) that exceed $.03 per Common Share (.20% of the offering price), such amounts to be allocated between the Investment Adviser and the Investment Sub-Adviser as agreed by such parties. To the extent that aggregate offering expenses are less than $.03 per Common Share, up to .10% of the public offering price of the securities sold in this offering, up to such expense limit, will be paid to Claymore Securities, Inc. as reimbursement for the distribution services it provides to the Fund. Claymore Securities, Inc. is an affiliate of the Investment Adviser of the Fund.

OVERALLOTMENT OPTION

    The Fund has granted the underwriters an option to purchase up to 2,250,000 additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

    Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing our Common Shares. However, the representatives may engage in transactions that stabilize the price of our Common Shares, such as bids or purchases to peg, fix or maintain that price.

    If the underwriters create a short position in the Common Shares in connection with the offering, I.E., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize its price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

    Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transaction described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

    The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Plan.

    The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

    The Common Shares will be sold to ensure that the NYSE distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

    The Investment Adviser has also agreed to pay from its own assets additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated. This additional compensations will be payable quarterly at the annual rate of .15% of the Fund's average daily Managed Assets during the continuance of the Investment Advisory Agreement between the Investment Adviser and the Fund. Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed, as requested by the Investment Adviser, to, among other things, provide certain after-market shareholder support services, including services designed to maintain the visibility of the Fund on an ongoing basis and to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry. The total amount of these additional compensation payments to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed 4.36665% of the total price to the public of the Common Shares sold in this offering.

    Claymore Securities, Inc., an affiliate of the Fund and the Investment Adviser, will provide distribution assistance in connection with the sale of the Common Shares of the Fund, and may pay compensation to their respective employees who assist in marketing securities. In connection with this distribution assistance, to the extent the offering expenses payable by the Fund are less than $.03 per Common Share, the Fund will pay up to .10% of the amount of the total price to the public of the Common Shares sold in this offering, up to such expense limit, to Claymore Securities, Inc. as reimbursement for its distribution assistance. Accordingly, the amount payable by the Fund to Claymore Securities, Inc. for its distribution assistance will not exceed .10% of the total price to the public of the Common Shares sold in this offering. Claymore Securities, Inc. is a registered broker-dealer and a member of the National Association of Securities Dealers and is a party to the purchase agreement.

    The total amount of these additional compensation payments and reimbursements, the amount paid to Claymore Securities, Inc. for its distribution assistance, plus the partial reimbursement of certain offering and legal expenses of the underwriters (as described above) will not exceed 4.5% of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to and reimbursement of expenses of underwriters, will be limited to 9.0% of the total price to the public of the Common Shares sold in this offering.

    One or more of the underwriters of Common Shares may also act as an underwriter of the Preferred Shares.

    The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Trade Center, New York, New York 10080. The principal address of Claymore Securities, Inc. is 210 N. Hale Street, Wheaton, Illinois 60187.

                  ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

    The Custodian, Administrator, Transfer Agent, Fund accountant and dividend-paying agent of the Fund is The Bank of New York. As Custodian, The Bank of New York performs custodial, Fund accounting and portfolio accounting services, and as Administrator, The Bank of New York calculates the net asset value of the common shares and generally assists in all aspects of the administration and operation of the Fund. The Fund will pay to The Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York.

    The Bank of New York's offices are located at 101 Barclay Street, New York, New York 10286.

                                 LEGAL OPINIONS

    Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Delaware law on the opinion of Skadden.

                             ADDITIONAL INFORMATION

    The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

    The Fund's Common Shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

    This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                         PRIVACY PRINCIPLES OF THE FUND

    The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

    Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

    The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Investment Adviser and their delegatees and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

The Fund..............................................................     1
Investment Objective and Policies.....................................     1
Investment Restrictions...............................................    14
Management of the Fund................................................    17
Portfolio Transactions................................................    24
Portfolio Turnover....................................................    25
Taxation..............................................................    25
General Information...................................................    33
Appendix A--Ratings of Investments....................................   A-1
Appendix B--Proxy Voting Procedures...................................   B-1
Report of Independent Auditors........................................  FS-1
Financial Statements for Fund.........................................  FS-2

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   Until May 22, 2004 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

[TS&W Logo]                                                      [Claymore Logo]

                               15,000,000 SHARES

                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                                 COMMON SHARES
                                $15.00 PER SHARE

                               -----------------
                                   PROSPECTUS
                               -----------------

                              MERRILL LYNCH & CO.
                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                           CLAYMORE SECURITIES, INC.
                              FERRIS, BAKER WATTS
                                  INCORPORATED
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                          JANNEY MONTGOMERY SCOTT LLC
                            KEYBANC CAPITAL MARKETS
                             LEGG MASON WOOD WALKER
                                  INCORPORATED
                         MORGAN KEEGAN & COMPANY, INC.
                              QUICK & REILLY, INC.
                              RBC CAPITAL MARKETS
                                RYAN BECK & CO.
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED
                           SUNTRUST ROBINSON HUMPHREY
                           WEDBUSH MORGAN SECURITIES

                                 APRIL 27, 2004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------